Credit risk	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Credit risk
Credit risk

Overview (unaudited)	Key metrics (unaudited)

Credit risk is the risk of loss due to the default or credit quality deterioration of a customer or counterparty to which we provided credit, or for which we assumed a financial obligation.

Santander UK group level

We start by discussing credit risk at a Santander UK group level. We set out how our exposures arise, our types of customer and how we manage them, and our approach to credit risk across the credit risk lifecycle. We provide an introduction into how climate change could impact credit risk. We also discuss our ECL approach and the key inputs to our ECL model. We then analyse our key metrics, credit performance and forbearance.
Stage 3 ratio improved to 1.15% (2018: 1.29%). Loss allowances increased to £863m (2018: £807m). Average LTV of 65% (2018: 63%) on new mortgage lending.

Business segments

Then we cover Retail Banking separately from our other business segments – Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre – in more detail.
Credit risk – Santander UK group level
SANTANDER UK GROUP LEVEL – CREDIT RISK MANAGEMENT
Exposures
Exposures to credit risk arise in our business segments from:

Retail Banking	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
• Residential mortgages, business banking, consumer (auto) finance and other unsecured lending (credit cards, personal loans and overdrafts).	• Loans, bank accounts, treasury services, invoice discounting, cash transmission, trade finance and asset finance.	• Loans, bank accounts, treasury services, treasury markets activities, trade finance, receivables discounting and cash transmission.	• Asset and liability management of our balance sheet, as well as our non-core and Legacy Portfolios being run down.

• We provide these to individuals and small businesses.	• We provide these to SMEs and mid corporates, Commercial Real Estate and Social Housing associations.	• We provide these to large corporates and financial institutions.	• Exposures include sovereign and other international organisation assets that we hold for liquidity.
The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our short term markets business in Corporate Centre rather than in Corporate & Investment Banking. See Note 2 for more information.
Our types of customers and how we manage them
We manage credit risk across all our business segments in line with the credit risk lifecycle that we show in the next section. We tailor the way we manage risk to the type of customer. We classify our customers as standardised or non-standardised:

Standardised	Non-standardised
• Mainly individuals and small businesses. Their transactions are for relatively small amounts of money and share similar credit characteristics.	• Mainly medium and large corporate customers. Their transactions are for larger values and have more diverse credit characteristics.

• In Retail Banking, Corporate & Commercial Banking (for some small, non-complex corporate clients) and Corporate Centre (for our non-core portfolios).	• In Retail Banking (for some business banking transactions), Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre.

• We manage risk using automated decision-making tools. These are backed by teams of expert analysts.	• We manage risk through expert analysis. We support this with decision-making tools based on internal risk assessment models.

LOGO
In 2019, we developed a high-level analysis of our credit portfolios based on various climate scenarios: a business-as
usual (BAU) scenario (which trends towards 3.7°C of average global warming by 2100) and a low-carbon
transition scenario (which trends towards 2°C of warming). This analysis is referred to as the ‘Climate Portfolio Screen’.

The aim of the Climate Portfolio Screen was to identify sectors and segments of the Santander UK lending book where there could be greater potential opportunities and risks associated with both the transition to a lower carbon economy and changes in physical climatic conditions.

According to this analysis, the sectors of most concern based on exposure and or potential risks are mortgages, real estate, consumer finance and automotives. For the mortgage portfolio, we are working on a project that will help us understand the physical and transition risks in our mortgage book under different climate scenarios.

Our approach to credit risk

LOGO
We manage our portfolios across the credit risk lifecycle (above), from drawing up our risk strategy, plans, budgets and limits to making sure the actual risk profile of our exposures stays in line with our business plans and within our Risk Appetite. We further tailor the way we manage risk across the lifecycle to the type of product. We say more on this in the Credit risk – Retail Banking and the Credit risk – Other business segments sections.

1. Risk strategy and planning
All relevant areas of the business work together to create our business plans. We aim to balance our strategy, goals, and financial and technical resources with our Risk Appetite. To do this, we focus on economic and market conditions and forecasts, regulations, conduct matters, profitability, returns and market share. The result is an agreed set of targets and limits that help us direct our business.
2. Assessment and origination
Managing credit risk begins with lending responsibly. That means only lending to customers who can afford to pay us back, even if things get tighter for them, and are committed to paying us back. We perform a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We make these decisions with authority from the Board and we consider:

•	The credit quality of the customer

•	The underlying risk – and how we can mitigate it, such as through netting or collateral

•	Our risk policy, limits and appetite

•	Whether we can balance the amount of risk we face with the returns we expect, and

•	Assessment of customer affordability.
We also use stress testing, for example to estimate how a customer might be able to cope if interest rates rise.
3. Monitoring
We measure and monitor changes in our credit risk profile on a regular and systematic basis against our budgets, limits and benchmarks. We monitor credit performance by portfolio, segment, customer or transaction. If our portfolios do not perform as we expect, we investigate to understand the reasons. Then we take action to mitigate it as far as possible and bring performance back on track. We monitor and review our risk profile through formal governance forums and committees across our business. These agree and track any steps we need to take to manage our portfolios, to make sure the impact is prompt and effective. This structure is a vital feedback tool to coordinate issues, trends and developments across each part of the credit risk lifecycle.
Credit concentrations
A core part of our monitoring and management is a focus on credit concentrations, such as the proportion of our lending that goes to specific borrowers, groups or industries. We set concentration limits in line with our Risk Appetite and review them on a regular basis. We track how concentrated our portfolios are using a range of criteria. These include geographies, economic sectors, products and groups of customers.
Geographical concentrations
We set exposure limits to countries and geographies, with reference to the country limits set by Banco Santander. These are determined according to how the country is classified (whether it is a developed OECD country or not), its credit rating, its gross domestic product, and the products and services we or Banco Santander want to offer in that country. For more geographical information, see ‘Country risk exposures’.
Industry concentrations
We also set exposure limits by industry sector. We set these limits based on the industry outlook, our strategic aims and desired level of concentration, and relevant limits set by Banco Santander. We analyse committed exposures in the ‘Credit risk review’.
4. Arrears management
Sometimes our customers face financial difficulty and may fall into payment arrears or breach the conditions of their credit facility. If this happens, we work with them to get their account back on track. We aim to support our customers and keep our relationship with them. To do this, we:

•	Find affordable and sustainable ways of repaying to fit their circumstances

•	Monitor their finances and use models to predict how they will cope. This helps us put in place the right strategy to manage their debt

•	Work with them to get their account back on track as soon as possible in a way that works for them and us

•	Monitor agreements we make to manage their debt, so we know they are working.
For more, see the Forbearance section on the next page.
5. Debt recovery
Sometimes, even when we have taken all reasonable and responsible steps we can to manage arrears, they are not effective. If this happens, we have to end our agreement with the customer and try to recover the whole debt, or as much of it as we can.

Loan modifications
We sometimes change the terms of a loan when a customer gets into financial difficulty (this is known as forbearance), or for other commercial reasons.
Forbearance
When a customer gets into financial difficulties, we can change the terms of their loan, either temporarily or permanently. We do this to help customers through temporary periods of difficulty so they can get back on to sustainable terms and fully pay off the loan over its lifetime, with support if needed. We try to do this before the customer defaults. Whatever we offer, we assess it to make sure the customer can afford the repayments. Forbearance improves our customer relationships and our credit risk profile. We review our approach regularly to make sure it is still effective. In a few cases, we can help a customer in this way more than once. This can happen if the plan to repay their debt doesn’t work and we have to draw up another one. When this happens more than once in a year, or more than three times in five years, we call it multiple forbearance. We only use foreclosure or repossession as a last resort.
When we agree to forbearance, we consider that the account has suffered a Significant Increase in Credit Risk (SICR), as we explain later on. We review our loss allowance for it and report the account as forborne. For retail accounts, if an account is in Stage 1 (a
12-month
ECL) when we agree forbearance, we transfer it to Stage 2 (a lifetime ECL). For all accounts, if an account is already in Stage 2 when we agree forbearance, we keep it in Stage 2 unless the forbearance arrangement involves the forgiveness of fees and interest which would put the case into Stage 3 (a lifetime ECL). If an account is already in Stage 3 when we agree forbearance, we keep it in Stage 3. We monitor the performance of all forborne loans. A loan moves from a lifetime ECL to a
12-month
ECL once the criteria to exit forbearance have been met, as set out below.
Exit from forbearance or cure
For a loan to exit forbearance, all the following conditions must be met:

•	The loan has been forborne for at least two years or, if forbearance was temporary, must have returned to performing under normal terms for at least two years

•	The loan has been performing under the forborne terms for at least two years

•	The account is no longer in arrears, and the customer has no other material debts with us which are more than 30 days in arrears.
Other modifications
When a customer is not showing any signs of financial difficulties, we can also change the terms of their loan. We do this to keep a good relationship with them.
Risk measurement and control
We measure and control credit risk at all stages across the credit risk lifecycle. We have a range of tools, processes and approaches, but we rely mainly on:

•
Credit control:
as a core part of risk management we generate, extract and store accurate, comprehensive and timely data to track credit limits. We use internal data and data from third parties like credit bureaux.

•	Models: we use models widely to measure credit risk and capital needs. They range from statistical and expert models to benchmarks.

•	Review: we use formal and informal forums to approve, validate, review and challenge our risk management. We do this to help predict if our credit risk will worsen.
Key metrics
We use a number of key metrics to measure and control credit risk, as follows:

Metric	Description

Expected Credit Loss (ECL)	ECL tells us what credit risk is likely to cost us either over the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since origination. We explain how we calculate ECL below.

Stages 1, 2 and 3	We assess each facility’s credit risk profile to determine which stage to allocate them to, and we monitor where there is a SICR and transfers between the Stages including monitoring of coverage ratios for each stage. We explain how we allocate a facility to Stage 1, 2 or 3 below.

Stage 3 ratio
The Stage 3 ratio is total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. We changed our definition of the Stage 3 ratio in 2019 and restated 2018 for consistency. The Stage 3 ratio was previously calculated as Stage 3 exposures as a percentage of customer loans. The Stage 3 ratio at 31 December 2018 using the new definition was 1.29%, compared to 1.20% using the previous definition.

Following the introduction of IFRS 9 in 2018, the Stage 3 ratio became the main indicator of credit quality performance and replaces the NPL ratio which is no longer reported.

Expected Loss (EL)	EL is based on the regulatory capital rules of CRD IV and gives us another view of credit risk. It is the product of the probability of default, exposure at default and loss given default. We calculate each factor in accordance with CRD IV and include direct and indirect costs. We base them on our risk models and our assessment of each customer’s credit quality. There are differences between regulatory EL and IFRS 9 ECL, which we set out below. For the rest of our Risk review, impairments, losses and loss allowances refer to calculations in accordance with IFRS, unless we specifically say they relate to CRD IV. For our IFRS accounting policy on impairment, see Note 1 to the Consolidated Financial Statements.
We also assess risks from other perspectives, such as geography, business area, product and process to identify areas we need to focus on. We also use stress testing to establish vulnerabilities to economic deterioration. Our business segments tailor their approach to credit risk to their own customers, as we explain later on.
Key differences between regulatory EL and IFRS 9 ECL models (unaudited)
There are differences between the regulatory EL and the IFRS 9 ECL approaches. Although our IFRS 9 models use the existing Basel advanced IRB risk components, we need to make several adjustments to ensure the outcome is in line with the IFRS 9 requirements, as follows.

	Basel advanced IRB EL	IFRS 9 ECL

Rating philosophy	Mix of point-in-time, through-the-cycle or hybrid	Point-in-time, forward-looking. Considers a range of economic scenarios

Parameters calibration	Contains regulatory floors and downturn calibration	Unbiased estimate, based on conditions known at the balance sheet date

Calculation timing	Considers aggregation of possible default events in the next 12 months	Considers monthly calculation of parameters, for all possible future default dates. First 12 months are used for Stage 1, full lifetime for Stages 2 and 3.

Probability of Default (PD)	PD in the next 12 months	Includes forward-looking economic data and removes conservatism and bias. Adjusted to convert from 12 months to lifetime for Stages 2 and 3

Loss Given Default (LGD)	Lifetime LGD for defaults in the next 12 months	Modelled without regulatory floors and exclusion of indirect costs

Exposure at Default (EAD)	Exposure at the point of default if the customer defaults in the next 12 months	Floored at amount owed, except on some revolving facilities. Recognises ability for exposure to reduce from the balance sheet date to default date

SICR	Does not include SICR concept	Includes SICR concept

Discounting applied	At the weighted average cost of capital to the default date	At the effective interest rate (EIR) to the balance sheet date

Recognising ECL
The ECL approach estimates the credit losses arising from defaults in the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since the origination date. The ECL approach takes into account forward-looking data, including a range of possible outcomes, which should be unbiased and probability-weighted in order to reflect the risk of a loss being incurred even when it is considered unlikely.
Multiple economic scenarios and probability weights
For all our portfolios, except CIB (which we cover in more depth below), we use five forward-looking economic scenarios. They consist of a central base case, two upside scenarios and two downside scenarios. We use five scenarios to reflect a wide range of possible outcomes in the performance of the UK economy.
Base case
Our base case assumes that the UK will negotiate a trade deal with the EU and that there will be an orderly exit.
Base case key macroeconomic assumptions for 2019

•
House price growth:
House price growth is forecast to remain at
1
% for 2020 with growth pushing up over the subsequent years to
2
%. This reflects the subdued nature of the housing market over the last few years, which has led, on average, to low levels of house price growth.

•
GDP:
GDP is forecast to follow a similar growth path to last year over 2020 as uncertainty over the UK’s future trading relationship with the EU continues. However, moving forward growth is expected by 2021 to follow a stronger growth path as the uncertainties from Brexit start to fall away and the economy adjusts to its new position outside the EU, but with a free trade agreement between the UK and the EU in place.

•	Unemployment rate: Unemployment is expected to continue its current trend at approximately 4 % over the forecast period, in line with the consensus view.

•
Bank of England Base Rate (Base Rate):
For Bank of England base rate forecast, the base case currently assumes a flat profile of
75
bps for our planning horizon. This is based on the view that we have a deal and a smooth transition, providing some stability to the economy. With inflation expected to remain near target, the Monetary Policy Committee will wait to understand how the economy responds to the new economic environment before changing the Bank Rate.

In the medium-term, the projections assume that current demographic and productivity trends will continue, causing a reduction in the UK’s growth potential. This is reflected in an average growth expectation of less than 1.6% pa, the OBR’s latest estimate of the UK’s long run average growth rate.
We expect the low value of sterling to continue into 2020. However, we would expect some improvement if the economic data continues to recover and there is constructive dialogue between the UK and the EU on agreeing the terms of a future trade deal. Even though the continuing Brexit negotiations on a future trade deal are likely to result in some increased trade costs between the EU and UK, these are not expected to significantly impact the downwards trend in the share of UK exports going to the EU.
CPI inflation is forecast to remain around the 2% target rate and nominal earnings growth of approximately 3% is expected to continue over the forecast horizon. This implies positive real earnings growth, which in turn will support household spending power. However, the effect of limited business investment on growth will continue until the final outcome of Brexit is known. Furthermore, with the household savings ratio stabilising and consumer credit growth slowing, consumer demand will be driven increasingly by the fundamentals of household income growth.
In summary, the base case assumes that activity will continue to run at a relatively slow pace as we move through 2020 but will pick up further in subsequent years.
Key changes to our base case in 2019
The key changes to our base case assumptions in 2019 were that we lowered our GDP forecasts for 2019, 2020 and 2021 to reflect the slower growth we have been seeing given the continuing Brexit uncertainty and the decline in global growth. We also reduced house price growth slightly for 2020 and 2021 and the unsecured lending path was amended to reflect Bank of England revisions to historic estimates.
(i) For all our portfolios, except CIB
Our forecasting approach
We derive our scenarios in part by using a set of parameters in GDP fan charts published by the Office for Budget Responsibility (OBR) twice a year. To avoid major changes to the scenarios due to changes in the OBR fan charts, we place more weight on what the long-run
outlook of the fan charts are rather than relying solely on each individual release as this can create large swings in the scenarios which may not be appropriate. We use the OBR fan charts to calculate our GDP paths for each scenario. These fan charts reflect the probability distribution of a deviation from the OBR’s central forecast to illustrate the uncertainty regarding the outcome of a variable, in this case GDP.
We use the 0.6 and 0.7 fan chart paths for our Upside scenarios, and the 0.3 path for Downside 1. However, for Downside 2 we use a blend of the Downside 1 scenario and the recession of the early 1980s. We believe that a recession of that order of magnitude is more likely than a repeat of the 2008/09 recession. This means that in the longer run the GDP levels in our Downside 1 and 2 scenarios converge. To ensure that Downside 2 is kept consistent with any changes to the OBR fan charts, we calculate the Downside 2 GDP by taking the percentage difference between Downside 2 and Downside 1 GDP in the original forecast and applying this difference to the new Downside 1.
Our use of five scenarios is designed to reflect different possible outcomes to the base case forecast highlighting the upside and downside risks associated with the central scenario. The downside risks include unfavourable developments for Brexit, a further and sharper downturn in global growth, continuation of the very low productivity growth seen in the UK, and a move to a more protectionist agenda for trade. The upside risks are more muted at present and include the quick implementation of a new free trade agreement with the EU and an upturn in global growth, coupled with a move to more open trade.
The two upside scenarios are based on a faster global recovery and the UK quickly concluding trade agreements with a number of countries after leaving the EU, along with minimum effective tariffs. It is also based on productivity growth recovering. If this is combined with a strong supply side response, interest rate normalisation can occur in a gradual and well managed fashion. The difference between the two scenarios is how quickly the recovery happens and the strength of global recovery.

Regarding the two downside scenarios, Downside 1 reflects slower growth for longer, representing a period of continued uncertainty as the Brexit process continues to mute expectations. It also assumes ‘lower for longer’ global growth. With sterling under continuing pressure, this causes the Monetary Policy Committee (the MPC) to raise rates to quell further inflation even though a looser stance would be more beneficial to growth. Business and household confidence continue to be negative and business investment struggles. In terms of trade, the UK defaults to WTO rules with the EU but maintains an open trade policy pursuing bilateral trade agreements with countries rather than pure free trade agreements. Downside 2 assumes the UK economy goes into outright recession. Here global growth is undermined by further weakness among the advanced economies and the emerging markets slowing more markedly than expected. This scenario also assumes that the UK leaves the EU without a trade deal and that business investment contracts further given the continued uncertainty over future trading arrangements. There is also widespread and substantial capital flight as overseas investors sell UK assets, which in turn leads to a tightening in domestic financial conditions. As overseas investors’ appetite for UK assets diminishes, this causes a sell-off
in sterling and pushes up inflation, with the MPC forced to raise rates to mitigate this. Rising interest rates trigger an increase in debt-servicing costs for households with variable rate mortgages. This combined with the additional negative shock of higher unemployment leads to rising impairments, with some borrowers forced to sell their properties which leads to a fall in property values. The UK continues to negotiate trade deals with other countries, including the EU, and the successful implementation of these goes some way to restoring stability and business confidence with the UK returning to trend growth in the outer years.
Given the above, our scenarios and weights reflect the range of possible outcomes that the UK may face in 2020 and beyond.
Once we have established the GDP paths for each scenario, we run them through the Oxford Global Economic Model (OGEM) to derive the other macroeconomic variables, such as unemployment and house prices. These variables are the product of the GDP growth paths we have forecast and the output of the OGEM for these particular growth paths. We then impose a Bank Rate profile for each scenario using expert judgement. We determine the Bank Rate by using the base case Bank Rate profile and adjusting this for each of the four scenarios. To do this, we firstly consider what each of the scenarios is trying to achieve.
For the upside scenarios which have a higher growth path and rising productivity growth, a strengthening of sterling keeps CPI inflation low and allows for a managed tightening of the monetary stance. In contrast, the downside scenarios show monetary policy forced into a reactive stance to contain CPI inflation at a time of weakening output growth, so we assume the Bank of England would raise rates in this scenario in order to bring the inflation rate back to its target rate. The rising Bank Rate profiles are based on forward guidance from the Bank of England where increases are assumed to be gradual and incremental.
We update the baseline in our economic scenarios at least twice a year in line with our annual budgeting and three-year planning processes, or sooner if there is a material change in current or expected economic conditions. We refresh all our economic scenarios each quarter to reflect the latest data and OBR fan charts if these have changed, which are then reviewed and approved by ALCO. ALCO also assess the probability weights at least once a quarter. We avoid embedding new economic scenarios into our models on a quarter-end
month. Instead, we aim to run the model with the new scenarios for two months before the quarter-end
to ensure that we can fully validate the output.
We do not use consensus forecasts as inputs to our models, but we do compare the outputs of our models against consensus views for the base case, to make sure that we understand any significant differences and address them, where needed. In 2019, there were no significant differences between our base case forecasts and the consensus views.
Key changes to our forecasting approach in 2019
In 2019, there were no significant changes in our forecasting approach, except that for the two upside scenarios we have changed the Bank Rate profiles. Initially, we had a falling Bank Rate profile for the upside scenarios to maintain symmetry with the downside scenarios, which showed a rising Bank Rate. However, it was later decided that symmetrical outcomes were no longer required for the upside and downside scenarios; rather it was more logical to have Bank Rate rising when the economy is growing strongly, and inflation is picking up.
Scenario weights
To determine our initial scenario weights, we give the highest weight to the base case, whilst the outer scenarios typically attract lower weights than the more moderate ones. We also consider how the GDP five-year average growth rates for each scenario fits with the average growth rates over the last 10 years in helping to determine the weights to apply. We use a
10-year
period as we consider this more reflective of the current UK economic environment. For example, our recent analysis shows that the likelihood that growth is positive occurs 90% of the time, so there could be negative growth 10% of the time. Therefore, using this approach would suggest we apply a 10% weight to the scenario with negative growth, in this case Downside 2. We also consider changes in the economic and political environment and whether such forces suggest further small changes to the weights would be appropriate. For example, due to the current economic position both in the UK and globally and policy concerns around securing a trade deal with the EU by the end of 2020, we have applied a higher weight to the downside scenarios than focusing on historical experience as a guide would suggest. We consider this appropriate in light of the consensus view of the future performance of the UK economy and the balance of risks, which are currently more heavily weighted to the downside.
As part of our review of the scenarios and weights that we use, we perform statistical analysis to assess whether their use ensures that we capture the non-linearity
of losses implied by the results. The outcome of this analysis, which modelled several additional scenarios, showed that there is a non-linear
relationship between the ECLs based on the GDP growth paths for the individual scenarios for mortgages. In addition, the trend line modelled showed that our Base case, Downside 1 and Downside 2 scenarios provided a good fit for the loss distribution profile. For example, the base case scenario provides a good fit for losses in distribution for GDP between
1-2%;
that Downside 1 does this for
0-1%
and Downside 2 does this for less than 0%.
In terms of applying scenario weights to this for, say, Downside 1 we consider how much weight should be attached to an outcome where GDP is between
0-1%.
To determine this, we run the GDP five-year average growth rates, as discussed above. Taking this approach and applying it to Downside 1, where GDP is between
0-1%,
would be considered to happen between
20-40%
of the time. Then using the actual GDP five-year average growth rate for the Downside 1 scenario (0.70%) this fits with a 30% likelihood which aligns with the current weight. However, as discussed above, we then review the outcome of the analysis against the global and domestic economic back drop which may mean making small changes to the weights profile to encompass the upside or downside risks associated with these events.
The scenario weights we applied for 2019 and 2018 were:

Scenario weights	Upside 2%	Upside 1%	Base case %	Downside 1%	Downside 2%
2019	5	10	40	30	15
2018	5	15	40	30	10
Key changes to our scenario weights in 2019
The key changes to our scenario weights were made in Q3 2019 to reduce the Upside 1 weight by 5% to reflect the lower upside risk to the base case forecast from global economic conditions and increase the Downside 2 weight by 5% to reflect the higher downside risks relating to Brexit and the risk of global recession.

Our macroeconomic assumptions and their evolution throughout the forecast period
Our macroeconomic assumptions and their evolution throughout the forecast period for 2019 and 2018 were:

2019		Upside 2%	Upside 1%	Base case %	Downside 1%	Downside 2%
House price growth	5-year average increase/decrease	4.90	3.70	1.60	(1.20)	(9.30)
	Peak/(trough) (1) at	8.10	5.80	2.00	(2.80)	(13.50)
GDP	5-year average increase/decrease	2.40	2.00	1.60	0.70	0.20
	Cumulative growth/(fall) to peak/(trough) (2)	1.50	1.00	0.70	(1.10)	(5.60)
Unemployment rate	5-year end period	1.90	2.70	4.00	5.60	7.40
	Peak/(trough) at	1.88	2.73	4.10	5.64	7.84
Bank of England base rate	5-year end period	2.00	2.00	0.75	2.00	2.25
	Peak/(trough) at	2.00	2.00	0.75	2.00	3.00

2018
House price growth	5-year average increase/decrease	3.40	2.30	2.00	(2.00)	(9.50)
	Peak/(trough) at	7.40	4.60	2.00	(5.80)	(15.60)
GDP	5-year average increase/decrease	2.50	2.10	1.60	0.70	0.30
	Cumulative growth/(fall) to peak/(trough)	1.60	1.10	0.60	(0.60)	(6.10)
Unemployment rate	5-year end period	2.80	3.80	4.30	6.90	8.60
	Peak/(trough) at	2.58	3.71	4.39	7.30	8.65
Bank of England base rate	5-year end period	1.00	1.25	1.50	2.50	2.25
	Peak/(trough) at	2.00	2.00	1.50	2.50	3.00

(1)	Peak/(trough) refers to the peak that the variable will reach in the upside scenario and the trough that the variable will reach in the downside scenario.
(2)	Cumulative growth/(fall) refers to the cumulative change from the last historical data point for GDP growth to the peak (for Upside scenarios) or to the trough (for Downside scenarios).
The historical and forecast growth rates for the GDP assumptions we use for scenario modelling
The evolution of the historical and forecast growth rates for the GDP assumptions we used for scenario modelling at 31 December 2019 was:

LOGO
Our forecasting period for GDP is five years and then we revert to the average trend growth over three years based on the OBR’s long-run
GDP forecast.
In the Upside 1 and Upside 2 scenarios, the economy is assumed to peak by the end of Q4 2022, after which GDP declines. In the Downside 1 the trough occurs in Q4 2020 and in Downside 2 a trough is assumed to occur in Q2 2020. In all scenarios, we assume that GDP will have reverted to the OBR’s long-run
forecast rate after Q4 2027. The reversion to mean for all macroeconomic variables is expected to take three years after the initial five-year forecast period.
Key changes to our alternative scenarios in 2019
In terms of key changes to our alternative scenarios in 2019, these only related to changes to the base case, historic data for each variable, OBR fan charts and the OGEM. We did not make any methodological changes to the scenarios. The combination of these different inputs will mean differences across the variables for each of the alternative scenarios when we update them each quarter. As such it is not possible to pin-point
a specific reason for each change as we do not run the inputs in isolation. However, we compare the variables between each quarter and review any large changes to ensure they are not erroneous.

(ii) For our CIB portfolios
Our forecasting approach
For our CIB portfolios, we adopted the approach developed centrally by Banco Santander to ensure consistent treatment of these large and/or international counterparties across the Banco Santander group. For CIB, we use three scenarios (Base case, Upside and Downside). Like the UK scenarios, the base case uses the base scenario that has been developed and is used in other work that Banco Santander performs for planning and stress testing purposes. To develop the Downside scenario, the path of GDP for each country is calculated using the distribution probability of GDP estimated using a Monte Carlo simulation. The path used is the one that falls into a percentile that sits halfway between the baseline and global stress we use for our ICAAP. For the Upside, the distribution probability of GDP is again used, for each country the GDP path is consistent with the symmetric percentile selected on the Downside. This means that the scenarios maintain the asymmetry that comes with the probabilities of distribution.
Key changes to our forecasting approach in 2019
In 2019, there were no significant changes in our forecasting approach.
Scenario weights
For our CIB portfolios, to determine our initial scenario weights, we give the highest weight to the base case. As set out above, we base the GDP path associated with the Upside scenario on the distribution probability of GDP consistent with the symmetric percentile selected on the Downside. This allows us to maintain the asymmetry of the scenarios that has been introduced in the probabilities of distribution. It also enables us to assign centred weights.
The scenario weights we applied to the scenarios for our CIB portfolio for 2019 and 2018 were:

	Upside	Base case	Downside
Scenario weights	%	%	%
2019	30	40	30
2018	20	60	20
Our macroeconomic assumptions and their evolution throughout the forecast period
Our macroeconomic assumptions and their evolution throughout the forecast period for our CIB portfolio for 2019 and 2018 were:

		Upside	Base case	Downside
GDP assumption		%	%	%
2019	5 year average increase/decrease	3.7	3.5	3.0
	Cumulative growth/(fall) to peak/(trough) (1)	0.3	0.5	(1.2)
2018	5 year average increase/decrease	4.2	3.6	2.7
	Cumulative growth/(fall) to peak/(trough)	0.4	0.3	(0.8)

(1)	Cumulative growth/(fall) refers to the cumulative change from the last historical data point for GDP growth to the peak (for upside scenarios) or to the trough (for downside scenarios).
Key changes to our alternative scenarios in 2019
There were no key changes to our alternative scenarios in 2019.
Significant Increase in Credit Risk (SICR)
Loans which have suffered a SICR since origination are subject to a lifetime ECL assessment which extends to a maximum of the contractual term of the loan, or the behavioural term for a revolving facility. Loans which have not experienced a SICR are subject to 12 month ECL. We assess the credit risk profile of each facility to determine which of three stages to allocate them to:

•
Stage 1:
when there has been no SICR since initial recognition. We apply a loss allowance equal to a 12 month ECL i.e. the proportion of lifetime expected losses that relate to that default event expected in the next 12 months

•
Stage 2:
when there has been a SICR since initial recognition, but no credit impairment has materialised. We apply a loss allowance equal to the lifetime ECL i.e. lifetime expected loss resulting from all possible defaults throughout the residual life of a facility

•
Stage 3:
when the exposure is considered credit impaired. We apply a loss allowance equal to the lifetime ECL. Objective evidence of credit impairment is required. For more, see the section ‘Definition of default (Credit impaired)’ that follows.

We use a range of quantitative, qualitative and backstop criteria to identify exposures that have experienced a SICR. The Credit Risk Provisions Forum (CRPF) reviews and approves our SICR thresholds periodically. The Board Audit Committee reviews and challenges the appropriateness of them each year, or more often if we change them.
Quantitative criteria
We use quantitative criteria to identify where an exposure has increased in credit risk. The criteria we apply are based on whether any increase in the lifetime PD since the recognition date exceeds a set threshold both in relative and absolute terms. We base the value anticipated from the initial recognition on a similar set of assumptions and data to the ones we used at the reporting date, adjusted to reflect the account surviving to that date. The comparison uses either an annualised lifetime PD, where the lifetime PD is divided by the forecast period, or the absolute change in lifetime PD since initial recognition. For each portfolio, the quantitative criteria we used for 2019 were:

Retail Banking (1)
	Consumer (auto)		Other unsecured		Corporate &	Corporate &
Mortgages	finance (2)	Personal loans	Credit cards	Overdrafts	Commercial Banking	Investment Banking
30bps	300bps	30bps	340bps	260bps	30bps	Internal rating method

(1)	In Business banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.
(2)
Consumer (auto) finance use the comparison of lifetime PDs to determine Stage allocation, unlike other products which first turn the lifetime PD into an average yearly PD (annualised) and then do the comparison.

The criteria above are absolute (rather than relative) increases in lifetime PD since initial recognition. These are all absolute values.
We also applied a relative threshold of 100% (doubling the PD) across all portfolios except CIB.
In 2019, there were no changes to the way that we measure SICR, except that we changed the absolute thresholds for unsecured personal loans and Corporate & Commercial Banking exposures to be calculated on an annualised basis to bring them into line with our other portfolios with no material impact on Stage allocation or ECL.

Qualitative criteria
We also use qualitative criteria to identify where an exposure has increased in credit risk, independent of any changes in PD. For each portfolio, the criteria we used for 2019 and 2018 were:

Retail Banking (1)
	Consumer (auto)	Other unsecured			Corporate &	Corporate &
Mortgages	finance	Personal loans	Credit cards	Overdrafts	Commercial Banking	Investment Banking
In forbearance	In forbearance	In Collections	In forbearance	Fees suspended	In forbearance

Default in last 24m	Deceased or Insolvent	Default in last 12m	Default in last 12m	Default in last 12m	Default in last 12m

>30 Days past due (DPD) in last 12m	Court ‘Return of goods’ order or Police watchlist		In Collections	Debit dormant >35 days	Watchlist – proactive management	Watchlist – proactive management

Bankrupt	Agreement terminated				Default at proxy origination

£100+ arrears	Payment holiday Cash Collection	£50+ arrears	£100+ arrears	Any excess in month

(1)	In Business Banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.
Backstop criteria
As a backstop, we classify all exposures more than 30 or 90 DPD in at least Stage 2 or in Stage 3, respectively. This means that we do not rebut the backstop presumptions in IFRS 9 (i.e. credit risk has significantly increased if contractual payments are more than 30 DPD) relating to either a SICR or default.
Improvement in credit risk or cure
In some cases, instruments with a lifetime ECL (in Stage 2 or 3) may be transferred back to 12 month ECL (Stage 1). Financial assets in Stage 3 can only be transferred to Stage 2 or Stage 1 when they are no longer considered to be credit impaired, as defined below. Financial assets in Stage 2 can only be transferred to Stage 1 when they are no longer considered to have experienced a SICR. Where we identified a SICR using quantitative criteria, the instruments automatically transfer back to Stage 1 when the original
PD-based
transfer criteria are no longer met. Where we identified a SICR using qualitative criteria, the issues that led to the transfer must be cured before the instruments can be reclassified to Stage 1. For a loan in forbearance to cure, it must meet the exit conditions set out in the earlier section ‘Forbearance’.
Definition of default (Credit impaired)
We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt the customer can keep up with their payments i.e. they are unlikely to pay. The data we have on customers varies across our business segments. It typically includes where:
Retail Banking

•	They have been reported bankrupt or insolvent. This excludes accounts which are up to date and are not defaulted.

•	Their loan term has ended, but they still owe us money more than three months later

•	They have had forbearance while in default, but have not caught up with the payments they had missed before that, or they have had multiple forbearance

•	We have suspended their fees and interest because they are in financial difficulties

•	We have repossessed the property.
Other business segments: Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre

•	They have had a winding up notice issued, or something happens that is likely to trigger insolvency – such as another lender calls in a loan

•	Something happens that makes them less likely to be able to pay us – such as they lose an important client or contract

•	They have regularly missed or delayed payments, even though they have not gone over the three-month limit for default

•	Their loan is unlikely to be refinanced or repaid in full on maturity

•	Their loan has an excessive LTV that is unlikely to be resolved, such as by a change in planning policy, pay-downs, or increase in market value.
Where we use the advanced internal ratings-based basis for a portfolio in our capital calculations, we use the same default definitions for ECL purposes. The CRPF reviews and approves the definition of default at least annually. The Board Audit Committee reviews and challenges the appropriateness of the definition each year, or more often if we change it.
Measuring ECL
For accounts not in default at the reporting date, we estimate a monthly ECL for each exposure and for each month over the forecast period. The lifetime ECL is the sum of the monthly ECLs over the forecast period, while the
12-month
ECL is limited to the first 12 months. We calculate each monthly ECL as the discounted value for the relevant forecast month of the product of the following factors:

Factor	Description

Survival rate (SR)	The probability that the exposure has not closed or defaulted since the reporting date.

PD	The likelihood of a borrower defaulting in the following month, assuming it has not closed or defaulted since the reporting date. For each month in the forecast period, we estimate the monthly PD from a range of factors. These include the current risk grade for the exposure, which becomes less relevant further into the forecast period, as well as the expected evolution of the account risk with maturity and factors for changing economics. We support this with historical data analysis.

EAD	The amount we expect to be owed if a default event was to occur. We determine EAD for each month of the forecast period by the expected payment profile, which varies by product type. For amortising products, we base it on the borrower’s contractual repayments over the forecast period. We adjust this for any expected overpayments on Stage 1 accounts that the borrower may make and for any arrears we expect if the account was to default. For revolving products, or amortising products with an off-balance
sheet element, we determine EAD using the balance at default and the contractual exposure limit. We vary these assumptions by product type and base them on analysis of recent default data.

LGD	Our expected loss if a default event were to occur. We express it as a percentage and calculate it as the expected loss divided by EAD for each month of the forecast period. We base LGD on factors that impact the likelihood and value of any subsequent write-offs, which vary according to whether the product is secured or unsecured. If the product is secured, we take into account collateral values as well as the historical discounts to market/book values due to forced sales type.
We use the original effective interest rate as the discount rate. For accounts in default, we use the EAD as the reporting date balance. We also calculate an LGD to reflect the default status of the account, considering the current DPD and loan to value. PD and SR are not required for accounts in default.

Forecast period
We base the forecast period for amortising facilities on the remaining contract term. For revolving facilities, we use an analytical approach based on the behavioural, rather than contractual, characteristics of the facility type. In some cases, we shorten the period to simplify the calculation. If we do this, we apply a post model adjustment to reflect our view of the full lifetime ECL.
Forward-looking information
Our assessments of a SICR and the calculation of ECL both incorporate forward-looking data. We perform historical analysis and identify the key economic variables that impact credit risk and ECL for each portfolio. These can include the house price growth, GDP, unemployment rate and Bank of England base rate. Where applicable, we incorporate these economic variables and their associated impacts into our models.
Economic forecasts have the most impact on the measurement of ECL for residential mortgages and, to a lesser extent, corporate loans. This is due to the long behavioural lives and large sizes of these portfolios. Economic forecasts have less impact on the measurement of ECL for our other portfolios. This is due to the shorter behavioural lives and smaller sizes of these portfolios.
Grouping of instruments for losses measured on a collective basis
We measure ECL at the individual financial instrument level. However, where we have used internal capital or similar models as the basis for our ECL models, this typically results in a large number of relatively small homogenous groups. We typically group instruments where they share risk characteristics using one or more statistical models and assess them for impairment collectively.
We use this approach for:

•	all our Retail Banking portfolios (as described in Retail Banking – credit risk management)

•	SME customers in Corporate & Commercial Banking

•	Legacy Portfolios in run-off in Corporate Centre.
We calculate separate collective provisions for instruments in Stages 1, 2 and 3 where the instrument is not individually assessed.
As described above, for our CIB portfolios (whether we assess them for impairment individually or collectively) we use three forward-looking economic scenarios for forecasting. For all our other portfolios (whether we assess them for impairment individually or collectively) we use five forward-looking economic scenarios.
Management judgement applied in calculating ECL
IFRS 9 recognises that expert management judgement is an essential part of calculating ECL. Specifically, where the historical data that we use in our models does not reflect current or future expected conditions, or the data we have does not cover a sufficient period or is not robust enough. We consider the significant management judgements in calculating ECL to be:

•
Definition of default:
We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt they can keep up with their payments. The data we have on customers varies across our business segments.

•
Forward-looking multiple economic scenarios:
We use five scenarios, consisting of a central base case, two upside scenarios and two downside scenarios except for our CIB portfolio, where we use three scenarios – a central and a single upside and downside scenario. This symmetry meets the ‘unbiased’ requirement and we consider these scenarios sufficient to account for any non-linear
relationships.

•
Probability weights:
In determining the initial scenario probability weights, we assign the highest probability to the base case, whilst the outer scenarios typically attract lower probabilities than the more moderate ones.

•
SICR thresholds:
We use a combination of quantitative (both absolute and relative), qualitative and backstop criteria to identify exposures that we consider have shown a SICR since initial recognition.

•
Post Model Adjustments:
These relate to adjustments which we need to account for identified model limitations – such as those that have arisen due to challenges in obtaining historical data. We expect these to gradually be incorporated into the underlying models as we build up more comparative data over future reporting periods.

Post Model Adjustments (PMAs)
We use a range of methods to identify whether we need a PMA. These include regular review of model monitoring tools, period-to-period
movement and trend analysis, comparison against forecasts, and input from expert teams who monitor and manage key portfolio risks. We only recognise a PMA if the ECL is over £1m. We keep PMAs in place until we no longer need them. This will typically be when they are built into our core credit model or the conditions that impacted the historical data no longer exist.
The Risk Provisions & Forecasting team calculates PMAs to ensure they are incremental to the core credit model and to ensure the calculation is performed in a consistent and controlled manner. We apply standard end-user
computing controls to material and long-standing PMAs i.e. those expected to be in place for more than six months. Our Independent Validations Team may also review significant PMAs at their discretion. The CRPF approves all new PMAs. It delegates authority to approve temporary PMAs not expected to last beyond a quarter-end
to the CFO. The Consolidated Reporting team reviews all new PMAs to ensure they comply with IFRS 9. We record all PMAs on a central log maintained by the Consolidated Reporting team which documents the justification, IFRS 9 compliance assessment, expected life, recalibration frequency, calculation methodology and value of each PMA. The CRPF reviews and approves the log each quarter.
The CRPF reviews and approves changes in all key management judgements at least each quarter. The Board Audit Committee reviews and challenges the appropriateness of changes in all key management judgements at least each quarter. The creation of new PMAs is a joint responsibility between the Risk Provisions & Forecasting team, as model owners who may identify issues with the historical data, and the Consolidated Reporting team who may identify changes in portfolio or credit quality performance.

The most significant PMAs that we applied at 31 December 2019 and 2018 were:

PMAs	2019 £m	2018 £m
Interest-only maturity default risk	51	69
Buy-to-Let	21	20
Long-term indeterminate arrears	19	23
12+ months in arrears	23	11

•
Interest-only maturity default risk:
When an interest-only mortgage reaches contractual maturity and the capital payment becomes due, there is a risk that the customer won’t be able to repay the full capital balance. Our model estimates the likelihood of a customer missing a monthly payment, rather than the capital repayment. We hold an incremental provision to address the risk of default on capital repayments on maturity ultimately leading to write-off.
We calculate it using a Judgement Model which uses historically observed experience and expert judgement to determine the proportion of customers who won’t be able to repay. Over time, as we continue to enhance our model, we expect the need for this PMA will diminish. This PMA increases our ECL.

•
Buy-to-Let
(BTL):
Historical data shows that the risk of default on a BTL mortgage is higher than on a residential mortgage particularly in a downturn. However, our IFRS 9 models have been calibrated over a period of favourable and relatively benign economic conditions during which our BTL mortgage portfolio has continued to grow with limited loss events. To avoid underestimating ECL in an economic downturn, we adjust the loss allowance for our BTL accounts to increase the ECL. We use market data from the last economic crisis to estimate the adjustment. Over time, as our historical data grows and covers a wider range of economic conditions, we expect the need for this PMA will diminish. This PMA increases our ECL.

•
Long-term indeterminate arrears:
To mitigate the risk of model underestimation, we fully provide for accounts in arrears which have neither repaid (cured) or been written-off
after a period of 180 days for unsecured portfolios or 5 years for secured portfolios. For our secured portfolios, we use expected security valuations at the point of repossession to estimate the adjustment. At 31 December 2019 and 2018, we only needed to make an adjustment for mortgages. Over the medium term, as we continue to address long term arrears in the portfolio, we expect the need for this PMA will diminish. This PMA increases our ECL.

•
12+ months in arrears:
To mitigate the risk of underestimating ECL, mortgage accounts which are more than 12 months past due are fully provided for after deducting a historically observed self-cure rate. Over the medium term, as we continue to address long term arrears in the portfolio, we expect the need for this PMA will diminish. This PMA increases our ECL.

Governance around ECL impairment allowances
Our Risk Methodology team developed our ECL impairment models (except for the external models we use, such as OGEM which we described earlier in ‘Our forecasting approach’), and our Independent Validations Team independently reviews all material models. As model owners, our Risk Provisioning & Forecasting team run the models to calculate our ECL impairment allowances each month. The models are sensitive to changes in credit conditions and reflect various management judgements that give rise to measurement uncertainty in our reportable ECL as set out above. The following committees and forums review the provision drivers and ensure that the management judgements we apply remain appropriate:

•
Model Risk Control Forum
(MRCF) reviews and approves new models and required model changes. It also reviews the use of OGEM as a reliable model on which to base our other forecast macroeconomic variables. It is used across all stress testing and planning so it is subject to model risk criteria. MRCF will delegate responsibility of approvals to Model Risk Management Forum (MRMF) for changes of low risk materiality or less complex changes.

•	ALCO reviews and approves the economic scenarios and probability weights we use to calculate forward-looking scenarios.

•	CRPF reviews management judgements and approves ECL impairment allowances.

•	Board Audit Committee reviews and challenges the appropriateness of the estimates and judgements made by management.
For more on the governance around specific elements of the ECL impairment allowances, including the frequency of, and thresholds for, reviews, including by these committees and forums, see the detailed sections above.
How we assess the performance of our ECL estimation process
We assess the reasonableness of our ECL provisions and the results of our Staging analysis using a range of methods. These include:

•	Benchmarking: we compare our coverage levels with our peers.

•	Stand-back testing: we monitor the level of our coverage against actual write-offs.

•	Back-testing: we compare key drivers periodically as part of model monitoring practices.

•	Monitoring trends: we track ECL and Staged assets over time and against our internal budgets and forecasts, with triggers set accordingly.
SANTANDER UK GROUP LEVEL – CREDIT RISK REVIEW
Our maximum and net exposure to credit risk
The tables below show the main differences between our maximum and net exposure to credit risk. They show the effects of collateral, netting, and risk transfer to mitigate our exposure. The tables only show the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 are applied.
For balance sheet assets, the maximum exposure to credit risk is the carrying value after impairment loss allowances.
Off-balance
sheet exposures are mortgage offers, guarantees, formal standby facilities, credit lines and other commitments. For off-balance
sheet guarantees, the maximum exposure is the maximum amount that we would have to pay if the guarantees were called on. For formal standby facilities, credit lines and other commitments that are irrevocable over the life of the facility, the maximum exposure is the total amount of the commitment.

	Maximum exposure
	Balance sheet asset			Off-balance sheet				Collateral (1)
2019	Gross amounts £bn	Loss allowance £bn	Net amounts £bn	Gross amounts £bn	Loss allowance £bn		Net amounts £bn	Cash £bn	Non-cash £bn	Netting (2) £bn	Net exposure £bn
Cash and balances at central banks	21.2	0	21.2	0	0		0	0	0	0	21.2

Financial assets at amortised cost:
– Loans and advances to customers: (3)
– Loans secured on residential properties (4)	165.4	(0.2)	165.2	13.4	0		13.4	0	(168.7)	0	9.9
– Corporate loans	27.0	(0.2)	26.8	14.3	(0.1	) (5)	14.2	(0.1)	(19.4)	0	21.5
– Finance leases	6.3	(0.2)	6.1	0.3	0		0.3	(0.1)	(6.3)	0	0
– Other unsecured loans	7.1	(0.2)	6.9	12.4	0		12.4	0	0	0	19.3
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	2.4	0	2.4	0	0		0	0	0	0	2.4

Total loans and advances to customers	208.2	(0.8)	207.4	40.4	(0.1)		40.3	(0.2)	(194.4)	0	53.1

– Loans and advances to banks	1.9	0	1.9	1.2	0		1.2	0	0	0	3.1
– Reverse repurchase agreements – non trading	23.6	0	23.6	0	0		0	0	(23.1)	(0.5)	0
– Other financial assets at amortised cost	7.1	0	7.1	0	0		0	0	0	0	7.1

Total financial assets at amortised cost	240.8	(0.8)	240.0	41.6	(0.1)		41.5	(0.2)	(217.5)	(0.5)	63.3

Financial assets at fair value at FVOCI:
– Loans and advances to customers	0.1	0	0.1	0	0		0	0	0	0	0.1
– Debt securities	9.6	0	9.6	0	0		0	0	0	0	9.6

Total financial assets at FVOCI	9.7	0	9.7	0	0		0	0	0	0	9.7

Total	271.7	(0.8)	270.9	41.6	(0.1)		41.5	(0.2)	(217.5)	(0.5)	94.2

2018
Cash and balances at central banks	19.7	—	19.7	—	—		—	—	—	—	19.7

Financial assets at amortised cost:
– Loans and advances to customers: (3)
– Loans secured on residential properties (4)	157.9	(0.2)	157.7	11.2	—		11.2	—	(163.8)	—	5.1
– Corporate loans	27.8	(0.2)	27.6	17.0	—		17.0	—	(20.2)	—	24.4
– Finance leases	6.8	(0.1)	6.7	0.2	—		0.2	(0.1)	(6.1)	—	0.7
– Other unsecured loans	7.6	(0.2)	7.4	11.6	(0.1)		11.5	—	—	—	18.9
– Amounts due from fellow Banco Santander group subsidiaries and joint ventures	2.0	—	2.0	—	—		—	—	(0.6)	—	1.4

Total loans and advances to customers	202.1	(0.7)	201.4	40.0	(0.1)		39.9	(0.1)	(190.7)	—	50.5

– Loans and advances to banks	2.8	—	2.8	1.6	—		1.6	—	—	—	4.4
– Reverse repurchase agreements – non trading	21.1	—	21.1	—	—		—	—	(18.4)	(2.7)	—
– Other financial assets at amortised cost	7.2	—	7.2	—	—		—	—	—	—	7.2

Total financial assets at amortised cost	233.2	(0.7)	232.5	41.6	(0.1)		41.5	(0.1)	(209.1)	(2.7)	62.1

Financial assets at FVOCI:
– Loans and advances to customers	0.1	—	0.1	0.1	—		0.1	—	—	—	0.2
– Debt securities	13.2	—	13.2	—	—		—	—	—	—	13.2

Total financial assets at FVOCI	13.3	—	13.3	0.1	—		0.1	—	—	—	13.4

Total	266.2	(0.7)	265.5	41.7	(0.1)		41.6	(0.1)	(209.1)	(2.7)	95.2

(1)
The forms of collateral we take to reduce credit risk include: residential and commercial property; other physical assets, including motor vehicles; liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables. Charges on residential property are most of the collateral we take.

(2)
We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.

(3)	Balances include interest we have charged to the customer’s account and accrued interest that we have not charged to the account yet.
(4)
The collateral value we have shown against advances secured on residential property is limited to the balance of each associated individual loan. It does not include the impact of over–collateralisation (where the collateral has a higher value than the loan balance) and includes collateral we would receive on draw down of certain off–balance sheet commitments.

(5)
The total rounds to £0.1bn and is split across all portfolios. In this table, it has been allocated in full to Corporate loans for presentational purposes. For the full detail, see the ‘Credit Quality’ section.

The tables below show the main differences between our maximum and net exposure to credit risk on the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 are not applied.

	Balance
	sheet asset	Collateral (1)
2019	gross amount £bn	Cash £bn	Non–cash £bn	Netting (2) £bn	Net exposure £bn
Financial assets at FVTPL:
– Derivative financial instruments	3.3	0	(1.9)	(0.8)	0.6
– Other financial assets at FVTPL	0.4	0	0	0	0.4

Total	3.7	0	(1.9)	(0.8)	1.0

2018
Financial assets at FVTPL:
– Derivative financial instruments	5.3	—	(2.1)	(0.9)	2.3
– Other financial assets at FVTPL	5.6	—	(2.3)	—	3.3

Total	10.9	—	(4.4)	(0.9)	5.6

(1)
The forms of collateral we take to reduce credit risk include: liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables.

(2)
We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.

SANTANDER UK GROUP LEVEL – CREDIT RISK REVIEW
Single credit rating scale
(unaudited)
In the table below, we have used a single rating scale to ensure we are consistent across all our credit risk portfolios in how we report the risk of default. It has eight grades for non–defaulted exposures, from 9 (lowest risk) to 2 (highest risk). We define each grade by an upper and lower PD value and we scale the grades so that the default risk increases by a factor of ten every time the grade number drops by two steps. For example, grade 9 has an average PD of 0.010%, and grade 7 has an average PD of 0.100%. We give defaulted exposures a grade 1 and a PD value of 100%. In the final column of the table we show the approximate equivalent credit rating grade used by Standard & Poor’s Ratings Services (S&P).

	PD range
Santander UK risk grade	Mid %	Lower %	Upper %	S&P equivalent
9	0.010	0.000	0.021	AAA to AA+
8	0.032	0.021	0.066	AA to AA–
7	0.100	0.066	0.208	A+ to BBB
6	0.316	0.208	0.658	BBB– to BB
5	1.000	0.658	2.081	BB–
4	3.162	2.081	6.581	B+ to B
3	10.000	6.581	20.811	B–
2	31.623	20.811	99.999	CCC to C
1 (Default)	100.000	100.000	100.000	D
The PDs in the table above are based on Economic Capital (EC) PD mappings which are calculated based on the average probability of default over an economic cycle. This is different to the IFRS 9 PDs which are calculated at a point in time using forward looking economic scenarios. Where possible, the EC PD values are largely aligned to the regulatory capital models however any regulatory floors are removed and PDs are defined at every possible rating rather than categorised into rating buckets.

Rating distribution
The tables below show the credit rating of our financial assets to which the impairment requirements in IFRS 9 are applied. For more on the credit rating profiles of key portfolios, see the ‘Credit risk – Retail Banking’ and ‘Credit risk – other business segments’ sections.

	Santander UK risk grade								Loss allowance
	9	8	7	6	5	4	3 to 1	Other (1)			Total
2019	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn		£bn
Exposures
On balance sheet
Cash and balances at central banks	21.2	0	0	0	0	0	0	0	0		21.2

– Stage 1	21.2	0	0	0	0	0	0	0	0		21.2

Financial assets at amortised cost:
– Loans and advances to customers (2)	11.4	30.6	75.4	52.1	18.8	10.9	6.2	2.8	(0.8)		207.4

– Stage 1	11.4	30.6	75.0	50.9	16.1	6.2	1.2	2.8	(0.1)		194.1
– Stage 2	0	0	0.4	1.2	2.7	4.7	2.7	0	(0.3)		11.4
– Stage 3	0	0	0	0	0	0	2.3	0	(0.4)		1.9

Of which mortgages:	9.8	25.0	71.9	42.9	7.7	4.2	3.9	0	(0.2)		165.2
– Stage 1	9.8	25.0	71.7	42.0	5.7	1.1	0.2	0	0		155.5
– Stage 2	0	0	0.2	0.9	2.0	3.1	2.0	0	(0.1)		8.1
– Stage 3	0	0	0	0	0	0	1.7	0	(0.1)		1.6

– Loans and advances to banks	0	0.2	0.4	0	0	0	0	1.3	0		1.9

– Stage 1	0	0.2	0.4	0	0	0	0	1.3	0		1.9

– Reverse repo agreements – non trading	15.3	2.4	4.2	1.5	0	0	0	0.2	0		23.6

– Stage 1	15.3	2.4	4.2	1.5	0	0	0	0.2	0		23.6

– Other financial assets at amortised cost	7.1	0	0	0	0	0	0	0	0		7.1

– Stage 1	7.1	0	0	0	0	0	0	0	0		7.1

Total financial assets at amortised cost	33.8	33.2	80.0	53.6	18.8	10.9	6.2	4.3	(0.8)		240.0

Financial assets at FVOCI:	6.1	3.2	0.4	0	0	0	0	0	0		9.7

– Stage 1	6.1	3.2	0.4	0	0	0	0	0	0		9.7

Total on balance sheet	61.1	36.4	80.4	53.6	18.8	10.9	6.2	4.3	(0.8)		270.9

Total off–balance sheet	0.9	8.5	8.4	8.1	5.0	1.1	0.5	9.1	(0.1	) (3)	41.5

– Stage 1	0.9	8.5	8.4	8.0	4.7	1.0	0.3	9.1	0		40.9
– Stage 2	0	0	0	0.1	0.3	0.1	0.2	0	(0.1)		0.6
– Stage 3	0	0	0	0	0	0	0	0	0		0

Total exposures	62.0	44.9	88.8	61.7	23.8	12.0	6.7	13.4	(0.9)		312.4

ECL
On balance sheet
Cash and balances at central banks	0	0	0	0	0	0	0	0			0

– Stage 1	0	0	0	0	0	0	0	0			0

Financial assets at amortised cost:
– Loans and advances to customers (2)	0	0	0	0	0.1	0.2	0.5	0			0.8

– Stage 1	0	0	0	0	0	0.1	0	0			0.1
– Stage 2	0	0	0	0	0.1	0.1	0.1	0			0.3
– Stage 3	0	0	0	0	0	0	0.4	0			0.4

Of which mortgages:	0	0	0	0	0	0.1	0.1	0			0.2
– Stage 1	0	0	0	0	0	0	0	0			0
– Stage 2	0	0	0	0	0	0.1	0	0			0.1
– Stage 3	0	0	0	0	0	0	0.1	0			0.1

– Loans and advances to banks	0	0	0	0	0	0	0	0			0

– Stage 1	0	0	0	0	0	0	0	0			0

– Reverse repo agreements – non trading	0	0	0	0	0	0	0	0			0

– Stage 1	0	0	0	0	0	0	0	0			0

– Other financial assets at amortised cost	0	0	0	0	0	0	0	0			0

– Stage 1	0	0	0	0	0	0	0	0			0

Total financial assets at amortised cost	0	0	0	0	0.1	0.2	0.5	0			0.8

Financial assets at FVOCI:	0	0	0	0	0	0	0	0			0

– Stage 1	0	0	0	0	0	0	0	0			0

Total on balance sheet	0	0	0	0	0.1	0.2	0.5	0			0.8

Total off–balance sheet	0	0	0	0	0	0	0.1	0			0.1

– Stage 1	0	0	0	0	0	0	0	0			0
– Stage 2	0	0	0	0	0	0	0.1	0			0.1
– Stage 3	0	0	0	0	0	0	0	0			0

Total ECL	0	0	0	0	0.1	0.2	0.6	0			0.9

	Santander UK risk grade
2019	9%	8%	7%	6%	5%	4%	3 to 1%	Other (1) %	Total %
Coverage ratio
On balance sheet
Cash and balances at central banks	0	0	0	0	0	0	0	0	0

– Stage 1	0	0	0	0	0	0	0	0	0

Financial assets at amortised cost:
– Loans and advances to customers (2)	0	0	0	0	0.5	1.8	8.1	0	0.4

– Stage 1	0	0	0	0	0	1.6	0	0	0.1
– Stage 2	0	0	0	0	3.7	2.1	3.7	0	2.6
– Stage 3	0	0	0	0	0	0	17.4	0	21.1

Of which mortgages:	0	0	0	0	0	2.4	2.6	0	0.1
– Stage 1	0	0	0	0	0	0	0	0	0
– Stage 2	0	0	0	0	0	3.2	0	0	1.2
– Stage 3	0	0	0	0	0	0	5.9	0	6.3

– Loans and advances to banks	0	0	0	0	0	0	0	0	0

– Stage 1	0	0	0	0	0	0	0	0	0

– Reverse repo agreements – non trading	0	0	0	0	0	0	0	0	0

– Stage 1	0	0	0	0	0	0	0	0	0

– Other financial assets at amortised cost	0	0	0	0	0	0	0	0	0

– Stage 1	0	0	0	0	0	0	0	0	0

Total financial assets at amortised cost	0	0	0	0	0.5	1.8	8.1	0	0.3

Financial assets at FVOCI:	0	0	0	0	0	0	0	0	0

– Stage 1	0	0	0	0	0	0	0	0	0

Total on balance sheet	0	0	0	0	0.5	1.8	8.1	0	0.3

Total off–balance sheet	0	0	0	0	0	0	20.0	0	0.2

– Stage 1	0	0	0	0	0	0	0	0	0
– Stage 2	0	0	0	0	0	0	50.0	0	16.7
– Stage 3	0	0	0	0	0	0	0	0	0

Total coverage ratio	0	0	0	0	0.4	1.7	9.0	0	0.3

(1)	Includes cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
(2)	Includes interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.

	Santander UK risk grade								Loss allowance £bn		Total £bn
2018	9 £bn	8 £bn	7 £bn	6 £bn	5 £bn	4 £bn	3 to 1 £bn	Other (1) £bn
Exposures
On balance sheet
Cash and balances at central banks	19.7	—	—	—	—	—	—	—	—		19.7

– Stage 1	19.7	—	—	—	—	—	—	—	—		19.7

Financial assets at amortised cost:
– Loans and advances to customers (2)	10.0	27.4	72.3	51.5	20.3	11.4	6.3	2.9	(0.7)		201.4

– Stage 1	10.0	27.4	72.1	50.2	17.6	6.9	1.1	2.8	(0.1)		188.0
– Stage 2	—	—	0.2	1.3	2.7	4.5	2.8	0.1	(0.3)		11.3
– Stage 3	—	—	—	—	—	—	2.4	—	(0.3)		2.1

Of which mortgages:	7.7	21.8	69.0	42.8	7.8	4.7	4.2	—	(0.2)		157.8
– Stage 1	7.7	21.8	68.8	41.6	5.5	1.2	0.2	—	—		146.8
– Stage 2	—	—	0.2	1.2	2.3	3.5	2.1	—	(0.1)		9.2
– Stage 3	—	—	—	—	—	—	1.9	—	(0.1)		1.8

– Loans and advances to banks	0.8	0.2	0.8	—	—	—	—	1.0	—		2.8

– Stage 1	0.8	0.2	0.8	—	—	—	—	1.0	—		2.8

– Reverse repo agreements – non trading	15.2	3.8	1.3	0.4	—	—	—	0.4	—		21.1

– Stage 1	15.2	3.8	1.3	0.4	—	—	—	0.4	—		21.1

– Other financial assets at amortised cost	7.2	—	—	—	—	—	—	—	—		7.2

– Stage 1	7.2	—	—	—	—	—	—	—	—		7.2

Total financial assets at amortised cost	33 2	31.4	74.4	51.9	20.3	11.4	6.3	4.3	(0.7)		232.5

Financial assets at FVOCI:	6.6	5.8	0.7	—	—	—	—	0.2	—		13.3

– Stage 1	6.6	5.8	0.7	—	—	—	—	0.2	—		13.3

Total on balance sheet	59.5	37.2	75.1	51.9	20.3	11.4	6.3	4.5	(0.7)		265.5

Total off–balance sheet	0.7	8.0	8.9	9.0	5.4	1.3	0.5	7.9	(0.1	) (4)	41.6

– Stage 1	0.7	8.0	8.9	8.9	5.3	1.2	0.3	7.9	(0.1)		41.1
– Stage 2	—	—	—	0.1	0.1	0.1	0.1	—	—		0.4
– Stage 3	—	—	—	—	—	—	0.1	—	—		0.1

Total exposures	60.2	45.2	84.0	60.9	25.7	12.7	6.8	12.4	(0.8)		307.1

	Santander UK risk grade
	9	8	7	6	5	4	3 to 1	Other (1)	Total
2018	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
ECL
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Financial assets at amortised cost:
– Loans and advances to customers (2)	—	—	—	—	0.1	0.2	0.4	—	0.7

– Stage 1	—	—	—	—	—	0.1	—	—	0.1
– Stage 2	—	—	—	—	0.1	0.1	0.1	—	0.3
– Stage 3	—	—	—	—	—	—	0.3	—	0.3

Of which mortgages:	—	—	—	—	—	0.1	0.1	—	0.2
– Stage 1	—	—	—	—	—	—	—	—	—
– Stage 2	—	—	—	—	—	0.1	—	—	0.1
– Stage 3	—	—	—	—	—	—	0.1	—	0.1

– Loans and advances to banks	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

– Reverse repo agreements – non trading	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

– Other financial assets at amortised cost	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Total financial assets at amortised cost	—	—	—	—	0.1	0.2	0.4	—	0.7

Financial assets at FVOCI:	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Total on balance sheet	—	—	—	—	0.1	0.2	0.4	—	0.7

Total off-balance sheet	—	—	—	—	—	—	0.1	—	0.1

– Stage 1	—	—	—	—	—	—	0.1	—	0.1
– Stage 2	—	—	—	—	—	—	—	—	—
– Stage 3	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Total ECL	—	—	—	—	0.1	0.2	0.5	—	0.8

	%	%	%	%	%	%	%	%	%
Coverage ratio
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Financial assets at amortised cost:
– Loans and advances to customers (2)	—	—	—	—	0.5	1.8	6.3	—	0.3

– Stage 1	—	—	—	—	—	1.4	—	—	0.1
– Stage 2	—	—	—	—	3.7	2.2	3.6	—	2.7
– Stage 3	—	—	—	—	—	—	12.5	—	14.3

Of which mortgages:	—	—	—	—	—	2.1	2.4	—	0.1
– Stage 1	—	—	—	—	—	—	—	—	—
– Stage 2	—	—	—	—	—	2.9	—	—	1.1
– Stage 3	—	—	—	—	—	—	5.3	—	5.6

– Loans and advances to banks	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

– Reverse repo agreements – non trading	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

– Other financial assets at amortised cost	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Total financial assets at amortised cost	—	—	—	—	0.5	1.8	6.3	—	0.3

Financial assets at FVOCI:	—	—	—	—	—	—	—	—	—

– Stage 1	—	—	—	—	—	—	—	—	—

Total on balance sheet	—	—	—	—	0.5	1.8	6.3	—	0.3

Total off–balance sheet	—	—	—	—	—	—	20.0	—	0.2

– Stage 1	—	—	—	—	—	—	33.3	—	0.2
– Stage 2	—	—	—	—	—	—	—	—	—
– Stage 3	—	—	—	—	—	—	—	—	—

Total coverage ratio	—	—	—	—	0.4	1.6	7.4	—	0.3

(1)	Includes cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
(2)	Includes interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.
(3)
The total rounds to £0.1bn and is split across all three Stages. In this table, it has been allocated in full to Stage 2 for presentational purposes. For the full detail, see the ‘Credit Quality’ section.

(4)
The total rounds to £0.1bn and is split across all three Stages. In this table, it has been allocated in full to Stage 1 for presentational purposes. For the full detail, see the ‘Credit Quality’ section.

Credit performance
The customer loans in the tables below and in the rest of the ‘Credit risk’ section are presented differently from the balances in the Consolidated Balance Sheet. The main difference is that customer loans exclude interest we have accrued but not charged to customers’ accounts yet.

	Customer loans	Stage 3 drawn exposure (1)(2)	Stage 3 undrawn exposure	Stage 3 ratio (3)	Gross write–offs		Total loss allowances
2019	£bn	£m	£m	%	£m		£m
Retail Banking:	180.4	1,936	38	1.09	206		591
– of which mortgages	165.4	1,722	12	1.05	14		218
– of which business banking	1.8	78	1	4.28	24		52
– of which consumer (auto) finance	7.7	42	0	0.55	34		88
– of which other unsecured lending	5.5	94	25	2.15	134		233
Corporate & Commercial Banking	16.3	335	27	2.22	41		210
Corporate & Investment Banking	4.1	0	15	0.36	0		50
Corporate Centre	4.2	17	0	0.40	2		12

	205.0	2,288	80	1.15	249		863

2018
Retail Banking:	172.8	2,211	43	1.30	182		594
– of which mortgages	158.0	1,982	17	1.27	18		237
– of which business banking	1.8	89	—	4.99	15		53
– of which consumer (auto) finance	7.3	43	—	0.58	24		85
– of which other unsecured lending	5.7	97	26	2.17	125		219
Corporate & Commercial Banking	17.7	264	12	1.56	97		182
Corporate & Investment Banking	4.6	—	26	0.56	252	(4)	18
Corporate Centre	4.5	16	—	0.36	3		13

	199.6	2,491	81	1.29	534		807

Of which: Corporate lending
2019	22.3	413	43	2.04	65		311
2018	24.1	353	38	1.62	364		253

(1)	We define Stage 3 in the ‘Credit risk – Santander UK group level’ section.
(2)	Interest on Stage 3 exposures is derecognised in line with the requirements of IFRS 9.
(3)
Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section.

(4)	Related to Carillion plc write-off in Q1 2018.
Corporate lending comprises the business banking portfolio in our Retail Banking segment, and our Corporate & Commercial Banking and Corporate & Investment Banking segments.
Credit quality
Total
on-balance
sheet exposures at 31 December 2019 comprised £205.0bn of customer loans, L&A to banks of £1.9bn, £30.7bn of sovereign assets measured at amortised cost, £9.7bn of assets measured at FVOCI, and £21.2bn of cash and balances at central banks.

	Stage 1	Stage 2	Stage 3	Total
2019	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	169,003	9,459	1,936	180,398
– of which mortgages	155,477	8,157	1,722	165,356
Corporate & Commercial Banking	14,068	1,894	335	16,297
Corporate & Investment Banking	3,916	198	0	4,114
Corporate Centre	67,608	126	17	67,751

Total on-balance sheet	254,595	11,677	2,288	268,560

Off–balance sheet
Retail Banking (1)	25,849	194	38	26,081
– of which mortgages (1)	13,353	67	12	13,432
Corporate & Commercial Banking	5,249	282	27	5,558
Corporate & Investment Banking	9,129	198	15	9,342
Corporate Centre	614	0	0	614

Total off–balance sheet (2)	40,841	674	80	41,595

Total exposures	295,436	12,351	2,368	310,155

ECL
On-balance sheet
Retail Banking	85	255	224	564
– of which mortgages	11	100	103	214
Corporate & Commercial Banking	34	35	126	195
Corporate & Investment Banking	2	12	0	14
Corporate Centre	3	3	6	12

Total on-balance sheet	124	305	356	785

Off–balance sheet
Retail Banking	13	13	1	27
– of which mortgages	3	1	0	4
Corporate & Commercial Banking	7	6	2	15
Corporate & Investment Banking	3	24	9	36

Total off–balance sheet	23	43	12	78

Total ECL	147	348	368	863

	%	%	%	%
Coverage ratio (3)
On-balance sheet
Retail Banking	0.1	2.7	11.6	0.3
– of which mortgages	0	1.2	5.9	0.1
Corporate & Commercial Banking	0.2	1.8	37.6	1.2
Corporate & Investment Banking	0.1	6.1	0	0.3
Corporate Centre	0	2 4	37.5	0

Total on-balance sheet	0	2.6	15.6	0.3

Off–balance sheet
Retail Banking	0.1	6.7	2.6	0.1
– of which mortgages	0	1.5	0	0
Corporate & Commercial Banking	0.1	2.1	7.4	0.3
Corporate & Investment Banking	0	12.1	60.0	0.4

Total off-balance sheet	0.1	6.4	15.0	0.2

Total coverage	0	2.8	15.5	0.3

(1)	Off-balance sheet exposures include £7.6bn of retail mortgage offers in the pipeline.
(2)	Off-balance sheet amounts consist of contingent liabilities and commitments. For more, see Note 29 to the Consolidated Financial Statements.
(3)	ECL as a percentage of the related exposure.

Total
on-balance
sheet exposures at 31 December 2018 comprised £199.5bn of customer loans, L&A to banks of £2.8bn, £28.4bn of sovereign assets measured at amortised cost, £13.3bn of assets measured at FVOCI, and £19.7bn cash and balances at central banks.

	Stage 1	Stage 2	Stage 3	Total
2018	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	160,212	10,324	2,211	172,747
– of which mortgages	146,619	9,356	1,982	157,957
Corporate & Commercial Banking	16,394	1,044	264	17,702
Corporate & Investment Banking	4,535	78	—	4,613
Corporate Centre	68,535	131	15	68,681

Total on-balance sheet	249,676	11,577	2,490	263,743

Off–balance sheet
Retail Banking 1)	22,819	196	43	23,058
– of which mortgages (1)	11,120	76	17	11,213
Corporate & Commercial Banking	4,939	182	12	5,133
Corporate & Investment Banking	12,923	56	26	13,005
Corporate Centre	525	—	—	525

Total off–balance sheet (2)	41,206	434	81	41,721

Total exposures	290,882	12,011	2,571	305,464

ECL
On-balance sheet
Retail Banking	84	256	228	568
– of which mortgages	10	118	106	234
Corporate & Commercial Banking	31	26	111	168
Corporate & Investment Banking	1	1	—	2
Corporate Centre	5	3	5	13

Total on-balance sheet	121	286	344	751

Off–balance sheet
Retail Banking	12	13	1	26
– of which mortgages	2	1	—	3
Corporate & Commercial Banking	6	6	2	14
Corporate & Investment Banking	4	2	10	16

Total off–balance sheet	22	21	13	56

Total ECL	143	307	357	807

	%	%	%	%
Coverage ratio (3)
On-balance sheet
Retail Banking	0.1	2.5	10.3	0.3
– of which mortgages	—	1.3	5.3	0.1
Corporate & Commercial Banking	0.2	2.5	42.0	0.9
Corporate & Investment Banking	—	1.3	—	—
Corporate Centre	—	2.3	33.3	—

Total on-balance sheet	—	2.5	13.8	0.3

Off–balance sheet
Retail Banking	0.1	6.6	2.3	0.1
– of which mortgages	—	1.3	—	—
Corporate & Commercial Banking	0.1	3.3	16.7	0.3
Corporate & Investment Banking	—	3.6	38.5	0.1

Total off–balance sheet	0.1	4.8	16.0	0.1

Total coverage	—	2.6	13.9	0.3

(1)	Off-balance sheet exposures include £6.2bn of retail mortgage offers in the pipeline.
(2)	Off-balance sheet amounts consist of contingent liabilities and commitments. For more, see Note 29 to the Consolidated Financial Statements.
(3)	ECL as a percentage of the related exposure.
2019 compared to 2018 (unaudited)
Key movements in exposures and ECL in the year by Stage were:

•
The increase in Stage 1 exposures was largely driven by lending growth in the mortgage portfolio, with further growth coming from the reverse repos, and cash and balances at central banks held in Corporate Centre. Stage 1 ECLs increased to reflect this lending growth.

•
Stage 2 exposures marginally increased due to a single name CIB case moving onto our Watchlist and an update to our economics scenarios to reflect lower Commercial Property Index impacting corporate accounts, offset by a reduction in mortgages due to improved HPI economic scenarios. Stage 2 ECLs increased reflecting the increase in Stage 2 exposures.

•
Stage 3 exposures reduced due to cures in the mortgage portfolio mainly due to Term Extension Forbearance activity. Stage 3 ECLs increased as the reduction in mortgage ECLs was more than offset by an increase in ECLs mainly from single name cases in Corporate and Commercial Banking.

Stage 2 analysis
The following table analyses our Stage 2 exposures and ECL by the reason the exposure is classified as Stage 2.

	Retail Banking			Other business segments			Total
2019	Exposure £m	ECL £m	Coverage %	Exposure £m	ECL £m	Coverage %	Exposure £m	ECL £m	Coverage %
PD deterioration	6,844	194	2.8	1,998	25	1.3	8,842	219	2.5
Forbearance	516	4	0.8	45	1	2.2	561	5	0.9
Other	1,239	24	1.9	496	52	10.5	1,735	76	4.4
30 DPD	1,054	46	4.4	159	2	1.3	1,213	48	4.0

	9,653	268	2.8	2,698	80	3.0	12,351	348	2.8

2018
PD deterioration	7,854	196	2.5	655	15	2.3	8,509	211	2.5
Forbearance	450	3	0.7	12	1	8.3	462	4	0.9
Other	1,267	31	2.4	813	22	2.7	2,080	53	2.5
30 DPD	949	39	4.1	11	—	—	960	39	4.1

	10,520	269	2.6	1,491	38	2.5	12,011	307	2.6

Where balances satisfy more than one of the criteria above for determining a significant increase in credit risk, we have assigned the corresponding gross carrying amount and ECL in order of the categories presented.
The following table analyses our Stage 2 exposures and the related ECL by whether or not they are in a cure period at the balance sheet date.

	2019			2018
	Exposure	ECL	Coverage	Exposure	ECL	Coverage
	£m	£m	%	£m	£m	%
Stage 2 not in cure period	12,017	342	2.8	11,837	301	2.5
Stage 2 in cure period (for transfer to Stage 1)	334	6	1.8	174	6	3.4

	12,351	348	2.8	12,011	307	2.6

2019 compared to 2018 (unaudited)
In 2019, total Stage2 accounts triggered by PD deterioration increased slightly. This was due to an increase in ‘Other business segments’ mainly driven by single name cases entering Stage 2, which was partly offset by an improvement in Retail Banking led by Stage 2 mortgages.
We do not have any cure period criteria for exiting Stage 3.
Reconciliation of exposures, loss allowance and net carrying amounts
The table below shows the relationships between disclosures in this Credit risk review section which refer to drawn exposures and the associated ECL, and the total assets as presented in the Consolidated Balance Sheet.

	On-balance sheet			Off-balance sheet
2019	Exposures £m	Loss allowance £m	Net carrying amount £m	Exposures £m	Loss allowance £m
Retail Banking	180,398	564	179,834	26,081	27
– of which mortgages	165,356	214	165,142	13,432	4
Corporate & Commercial Banking	16,297	195	16,102	5,558	15
Corporate & Investment Banking	4,114	14	4,100	9,342	36
Corporate Centre	67,751	12	67,739	614	0

Total exposures presented in Credit Quality tables	268,560	785	267,775	41,595	78

Other items (1)			2,986

Adjusted net carrying amount			270,761

Assets classified at FVTPL			3,702
Non–financial assets			7,239

Total assets per the Consolidated Balance Sheet			281,702

2018
Retail Banking	172,747	568	172,179	23,058	26
– of which mortgages	157,957	234	157,723	11,213	3
Corporate & Commercial Banking	17,702	168	17,534	5,133	14
Corporate & Investment Banking	4,613	2	4,611	13,005	16
Corporate Centre	68,681	13	68,668	525	—

Total exposures presented in Credit Quality tables	263,743	751	262,992	41,721	56

Other items (1)			2,501

Adjusted net carrying amount			265,493

Assets classified at FVTPL			10,876
Non–financial assets			7,003

Total assets per the Consolidated Balance Sheet			283,372

(1)	These assets mainly relate to loans as part of a JV agreement and the accrued interest on them. They carry low credit risk and therefore have an immaterial ECL.
Movement in total exposures and the corresponding ECL
The following table shows changes in total on and
off-balance
sheet exposures, subject to ECL assessment, and the corresponding ECL, in the year. The table presents total gross carrying amounts and ECLs at a Santander UK group level. We present segmental views in the sections below.

	Stage 1		Stage 2		Stage 3		Total
	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	290,882	143	12,011	307	2,571	357	305,464	807

Transfers from Stage 1 to Stage 2 (3)	(4,101)	(11)	4,101	11	0	0	0	0
Transfers from Stage 2 to Stage 1 (3)	3,458	74	(3,458)	(74)	0	0	0	0
Transfers to Stage 3 (3)	(361)	(2)	(595)	(24)	956	26	0	0
Transfers from Stage 3 (3)	10	1	516	23	(526)	(24)	0	08

Transfers of financial instruments	(994)	62	564	(64)	430	2	0	0

Net ECL remeasurement on stage transfer (4)	0	(66)	0	130	0	96	0	160
Change in economic scenarios (2)	0	5	0	(15)	0	(9)	0	(19)
Changes to model	0	0	0	0	0	13	0	13
New lending and assets purchased (5) (8)	42,415	29	827	32	15	9	43,257	70
Other (6)	3,514	6	294	(14)	172	191	3,980	183
Redemptions and repayments (7)	(40,380)	(32)	(1,344)	(28)	(459)	(42)	(42,183)	(102)
Assets written off (7)	(1)	0	(1)	0	(361)	(249)	(363)	(249)

At 31 December 2019	295,436	147	12,351	348	2,368	368	310,155	863

Net movement in the year	4,554	4	340	41	(203)	11	4,691	56

ECL charge/(release) to the Income Statement		4		41		260		305

Less: ECL relating to derecognised income		0		0		(13)		(13)
Less: Recoveries net of collection costs		(10)		(15)		(46)		(71)

Total ECL charge/(release) to the Income Statement		(6)		26		201		221

2018
At 1 January 2018	285,133	176	12,110	284	3,043	691	300,286	1,151

Transfers from Stage 1 to Stage 2 (3)	(4,190)	(11)	4,190	11	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	3,325	68	(3,325)	(68)	—	—	—	—
Transfers to Stage 3 (3)	(445)	(8)	(603)	(23)	1,048	31	—	—
Transfers from Stage 3 (3)	17	6	443	27	(460)	(33)	—	—

Transfers of financial instruments	(1,293)	55	705	(53)	588	(2)	—	—

Net remeasurement of ECL on stage transfer (4)	—	(63)	—	83	—	79	—	99
Change in economic scenarios (2)	—	4	—	(12)	—	(8)	—	(16)
Changes to model	—	(1)	—	2	—	(8)	—	(7)
New lending and assets purchased (5) (8)	57,280	43	1,085	33	17	13	58,382	89
Other (6)	5,540	(27)	(175)	(15)	266	207	5,631	165
Redemptions and repayments (7)	(55,778)	(44)	(1,714)	(15)	(687)	(81)	(58,179)	(140)
Assets written off (7)	—	—	—	—	(656)	(534)	(656)	(534)

At 31 December 2018	290,882	143	12,011	307	2,571	357	305,464	807

Net movement in the year	5,749	(33)	(99)	23	(472)	(334)	5,178	(344)

ECL charge/(release) to the Income Statement		(33)		23		200		190
Less: Recoveries net of collection costs		—		—		(36)		(36)

Total credit impairment charge/(release)		(33)		23		164		154

(1)	Exposures that have attracted an ECL, and as reported in the Credit Quality table above.
(2)
Changes to assumptions in the year. Isolates the impact on ECL from changes to the economic variables for each scenario, changes to the scenarios themselves as well as changes in the probability weights from all other movements. The impact of changes in economics on exposure Stage allocations are shown within Transfers of financial instruments.

(3)
Total impact of facilities that moved Stage(s) in the year. This means, for example, that where risk parameter changes (model inputs) or model changes (methodology) result in a facility moving Stage, the full impact is reflected here (rather than in Other). Stage flow analysis only applies to facilities that existed at both the start and end of the year. Transfers between Stages are based on opening balances and ECL at the start of the period.

(4)	Relates to the revaluation of ECL following the transfer of an exposure from one Stage to another.
(5)	Exposures and ECL of facilities that did not exist at the start of the year but did at the end. Amounts in Stage 2 and 3 represent assets which deteriorated in the year after origination in Stage 1.
(6)
Residual movements on facilities that did not change Stage in the year, and which were neither acquired nor purchased in the year. Includes the impact of changes in risk parameters in the year, unwind of discount rates and increases in ECL requirements of accounts which ultimately were written off in the period.

(7)	Exposures and ECL for facilities that existed at the start of the year, but not at the end.
(8)
Basis of preparation for this line item is changed to report new lending for corporate loans at the opening balance rather than the year-end
closing balance and
non-customer
assets in Corporate Centre on a net basis rather than a gross basis.

COUNTRY RISK EXPOSURES
We manage our country risk exposure under our global limits framework. Within this framework, we set our Risk Appetite for each country, taking into account factors that may affect its risk profile. These can include political events, macroeconomics and the nature of the risk. We actively manage exposures if we think we need to. We consider Banco Santander related risk separately.
The tables below show our total exposures, which are the total of balance sheet and off–balance sheet values. We calculate balance sheet values in accordance with IFRS (i.e. after netting allowed under IAS 32) except for credit provisions which we add back. Off–balance sheet values are undrawn facilities and letters of credit. We classify location by country of risk – the country where each client has its main business or assets. That is unless there is a full risk transfer guarantee in place, in which case we use the guarantor’s country of domicile. If a client has operations in many countries, we use their country of incorporation. The tables below exclude balances with other Banco Santander companies. We show them separately in the ‘Balances with other Banco Santander companies’ section.

	2019							2018
	Governments	Government guaranteed	Financial institutions		Retail	Corporate	Total (2)	Governments	Government guaranteed	Financial institutions		Retail	Corporate	Total (2)
			Banks (1)	Other						Banks (1)	Other
	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Eurozone
Ireland	0	0	0	7.5	0	0.1	7.6	—	—	—	12.3	—	0.4	12.7
Italy	0	0	0	0.1	0	0	0.1	—	—	—	0.1	—	0.2	0.3
Spain	0	0	0	0	0	0	0	—	—	—	0.2	—	—	0.2
France	0.1	0	0.6	0.5	0	0	1.2	—	—	1.0	—	—	—	1.0
Germany	0	0	1.3	0	0	0.1	1.4	—	—	1.6	—	—	—	1.6
Luxembourg	0	0	0.1	2.7	0	0.1	2.9	—	—	—	0.9	—	0.2	1.1
Other (3)	0.3	0	1.0	0.1	0	0	1.4	0.3	—	1.2	0.2	—	1.1	2.8

	0.4	0	3.0	10.9	0	0.3	14.6	0.3	—	3.8	13.7	—	1.9	19.7

Other countries
UK	28.3	0	3.1	15.0	204.5	38.2	289.1	27.7	—	3.8	15.7	194.3	37.4	278.9
US	1.0	0	1.1	0	0	0.2	2.3	1.1	—	1.5	1.5	—	0.2	4.3
Japan	2.2	0	1.6	0	0	0	3.8	3.8	—	2.6	—	—	—	6.4
Switzerland	0	0	0	0	0	0	0	—	—	—	—	—	0.1	0.1
Denmark	0	0	0	0	0	0.5	0.5	—	—	0.2	—	—	0.5	0.7
Other	0.2	0	0.5	0.1	0	0.8	1.6	0.1	—	1.9	0.4	—	1.0	3.4

	31.7	0	6.3	15.1	204.5	39.7	297.3	32.7	—	10.0	17.6	194.3	39.2	293.8

Total	32.1	0	9.3	26.0	204.5	40.0	311.9	33.0	—	13.8	31.3	194.3	41.1	313.5

(1)	Excludes balances with central banks.
(2)
Excludes cash at hand, interests in other entities, intangible assets, property, plant and equipment, tax assets, retirement benefit assets and other assets. Loans are included gross of credit provisions.

(3)	Includes The Netherlands of £0.2bn (2018: £1.2bn), Belgium of £0.6bn (2018: £0.9bn), Greece of £nil (2018: £nil).
Balances with other Banco Santander companies
We deal with other Banco Santander companies in the ordinary course of business. We do this where we have a particular business advantage or expertise and where they can offer us commercial opportunities. These transactions also arise where we support the activities of, or with, larger multinational corporate clients and financial institutions which may deal with other Banco Santander companies. We also dealt with Banco Santander SA as part of implementing our ring–fencing plans. We conduct these activities on the same terms as for similar transactions with third parties, and in a way that manages the credit risk within limits acceptable to the PRA.
At 31 December 2019 and 2018, we had gross balances with other Banco Santander companies as follows:

	2019				2018
	Financial institutions				Financial institutions
	Banks £bn	Other £bn	Corporate £bn	Total £bn	Banks £bn	Other £bn	Corporate £bn	Total £bn
Assets
Spain	1.6	0	0	1.6	2.5	—	—	2.5
UK	0	2.4	0	2.4	—	2.0	—	2.0

	1.6	2.4	0	4.0	2.5	2.0	—	4.5

Liabilities
Spain	2.1	0.1	0	2.2	3.6	0.1	—	3.7
UK	0	11.2	0	11.2	—	11.5	—	11.5
Uruguay	0.2	0	0	0.2	0.2	—	—	0.2

	2.3	11.3	0	13.6	3.8	11.6	—	15.4

Credit risk – Retail Banking

Overview

We offer a full range of retail products and services through our branches, the internet, digital devices and over the phone, as well as through intermediaries.

Retail Banking – credit risk management

In this section, we explain how we manage and mitigate credit risk.

Residential mortgages
– This is our largest portfolio. We lend to customers of good credit quality (prime lending). Most of our mortgages are for owner-occupied homes. We also have buy-to-let
mortgages where we focus on
non-professional
landlords with small portfolios.

Consumer (auto) finance and other unsecured lending –
Consumer (auto) finance includes financing for cars, vans, motorbikes and caravans – so long as they are privately bought. Other unsecured lending includes personal loans, credit cards and bank account overdrafts.

Business banking
– This portfolio consists of small businesses with an annual turnover of up to £6.5m.

Retail Banking – credit risk review

In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest. Our main portfolios are:

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our short term markets business in Corporate Centre rather than in Corporate & Investment Banking. See Note 2 for more information.
RETAIL BANKING – CREDIT RISK MANAGEMENT

LOGO	For more on our approach to credit risk at a Santander UK group level See pages 72 to 80
In Retail Banking, our customers are individuals and small businesses. We have a high volume of customers and transactions and they share similar credit characteristics, such as their credit score or LTV. As a result, we manage our overall credit risk by looking at portfolios or groups of customers who share similar credit characteristics. Where we take this approach, we call them ‘standardised’ customers. Exactly how we group customers into segments depends on the portfolio and the stage of the credit risk lifecycle. For example, we may segment customers at origination by their credit score. For accounts in arrears, we may segment them by how fast they improve or worsen. We regularly review each segment compared with our expectations for its performance, budget or limit.
1. Risk strategy and planning
For more on how we set our risk strategy and plans for Retail Banking, see the ‘Santander UK group level – credit risk management’ section.
2. Assessment and origination
We undertake a thorough risk assessment to make sure a customer can meet their obligations before we approve a credit application. We do this mainly by looking at affordability and the customer’s credit profile:
Affordability
We take proportionate steps to make sure that the customer will be able to make all the repayments on the loan over its full term. As part of this, we assess the risk that they will not pay us back. We do this by a series of initial affordability and credit risk assessments. If the loan is secured, we assess affordability by reviewing the customer’s income and spending, their other credit commitments, and what would happen if interest rates went up. For unsecured personal loans and credit cards, we stress accommodation costs on a proportionate basis as part of the affordability assessment. We regularly review the way we calculate affordability and refine it when we need to. This can be due to changes in regulations, the economy or our risk profile.
Credit profile
We look at each customer’s credit profile and signs of how reliable they are at repaying credit. When they apply, we use the data they give us, and:

•
Credit policy:
these are our rules and guidelines. We review them regularly to make sure our decisions are consistent and fair and align to the risk profile we want. For secured lending, we look at the property and the LTV as well as the borrower

•
Credit scores:
based on statistics about the reasons people fail to pay off debt. We use them to build models of what is likely to happen in the future. These models give a credit score to the customer for the loan they want, to show how likely it is to be repaid. We regularly review them

•	Credit reference agencies: data from credit reference agencies about how the borrower has handled credit in the past

•	Other Santander accounts: we look at how the customer is using their other accounts with us.

How we make the decision
Many of our decisions are automated as our risk systems contain data about affordability and credit history. We tailor the process and how we assess the application based on the type of product being taken. More complex transactions often need greater manual assessment. This means we have to rely more on our credit underwriters’ skill and experience in making the decision. This is particularly true for secured lending, where we might need to do more checks on the customer’s income, or get a property valuation from an approved surveyor, for example.
Credit risk mitigation
The types of credit risk mitigation, including collateral, across each of our portfolios is:

Portfolio	Description

Residential mortgages	Collateral is in the form of a first legal charge over the property. Before we grant a mortgage, we have the property valued. We have our own guidelines for surveyor valuations, which build on guidance from the Royal Institution of Chartered Surveyors (RICS). But we also make use of automated valuation methodologies where our confidence in the accuracy of this method is high.

Unsecured lending	Unsecured lending means there is no collateral or security tied to the loan that can be used to mitigate any potential loss if the customer does not pay us back.

Consumer (auto) finance
Collateral is in the form of legal ownership of the vehicle for most consumer (auto) finance loans, with the customer being the registered keeper. Only a very small proportion of the consumer (auto) finance business is underwritten as a personal loan. In these cases, there is no collateral or security tied to the loan. We use a leading vehicle valuation company to assess the LTV at the proposal stage.

In addition, from time to time at a portfolio level we execute significant risk transfer transactions, which typically reduce RWAs.

Business banking	Includes secured and unsecured lending. We can take mortgage debentures as collateral if the business is incorporated. These are charges over a company’s assets. We can also take guarantees, but we do not treat them as collateral and we do not put a cash value on them unless they are supported by a tangible asset which is charged to us. If a customer defaults, we work with them to consider debt restructuring options. We generally do not enforce our security over their assets except as a last resort. In which case we might appoint an administrator or receiver.
3. Monitoring
Our risk assessment does not end once we have made the decision to lend. We monitor credit risk across the credit risk lifecycle, mainly using IT systems. There are three main parts:

•	Behaviour scoring: we use statistical models that help to predict whether the customer will have problems repaying, based on data about how they use their accounts

•
Credit reference agencies:
we often use data from agencies on how the borrower is handling credit from other lenders in our behaviour scoring models. We also buy services like proprietary scorecards or account alerts, which tell us as soon as the customer does something that concerns us, such as missing a payment to another lender

•	Other Santander accounts: each month, we also look at how the customer uses their other accounts with us, so we can identify problems early.
For secured lending, our monitoring also takes account of changes in property prices. We estimate the property’s current value every three months. In most cases, we use statistical models based on recent sales prices and valuations in that local area. Use of this model is subject to Model Risk Governance. Where a lack of data means the model’s valuation is not available, we use the original surveyor valuation with a House Price Index (HPI) adjustment as appropriate.
The way we use our monitoring to manage risk varies by product. For revolving credit facilities like credit cards and overdrafts, it might lead us to raise or lower credit limits. Our monitoring can also mean we change our minds about whether a product is still right for a customer. This can influence whether we approve a refinancing application. In these ways we can balance a customer’s needs and their ability to manage credit. If we find evidence that a customer is in financial difficulties, we contact them about arrears management including forbearance, which we explain in more detail below.
Our
day-to-day
retail credit risk monitoring relies on a mix of product, customer and portfolio performance measures as described above. However, changes in the wider UK macro-economy also have an impact on our retail portfolios. To reflect this, since 2017 we have used a Retail Risk Playbook tolerance framework to enhance our day-to-day
risk monitoring. This is a formal, structured framework that sets out the macroeconomic variables that are most relevant to retail portfolio performance. We monitor these variables against the related forecasts that we have used in our business plans. If the economy deviates materially from our forecasts, we will formally review and reconsider our retail risk management policy and strategy. This framework remains in place and will continue to do so for as long as we consider it necessary.
4. Arrears management
We have several strategies for managing arrears and these can be used before the customer has formally defaulted, or as early as the day after a missed payment. We assess the problems a customer is having, so we can offer them the right help to bring their account up to date as soon as possible. The most common way to bring an account up to date is to agree an affordable repayment plan with the customer. The strategy we use depends on the risk and the customer’s circumstances. We have a range of tools to help customers to reach an affordable and acceptable solution. This could mean visiting the customer or offering debt counselling by a third party.
5. Debt recovery
When a customer cannot or will not keep to an agreement for paying off their arrears, we consider recovery options. We only do this once we have tried to get the account back in order. To recover what we are owed, we may use a debt collection agency, sell the debt, or take the customer to court. For retail mortgage loans, we can delay legal action. That can happen if the customer shows that they will be able to pay off the loan or the arrears. We aim to repossess only as a last resort or, if necessary, to protect the property from damage or third-party claims. We make sure our estimated losses from repossessed properties are realistic by getting two independent valuations on each property, as well as the estimated cost of selling it. These form the basis of our loss allowances calculations. Where we do enforce the possession of properties held as collateral, we use external agents to realise the value and settle the debt. During this process we do not own the property, but we do administer the sale process. Any surplus funds are returned to the borrower or are otherwise dealt with in accordance with insolvency regulations.

Loan modifications
Forbearance
If a customer lets us know they are having financial difficulty, we aim to come to an arrangement with them before they actually default. Their problems can be the result of losing their job, falling ill, a relationship breaking down, or the death of someone close to them.
Forbearance is mainly for mortgages and unsecured loans. We offer forbearance in line with our risk policies, and on a case-by-case
basis to ensure we continue to lend responsibly and help customers be able to continue to afford their payments.
We may offer the following types of forbearance, but only if our assessments show the customer can meet the revised payments:

Action	Description

Capitalisation	We offer two main types, which are often combined with term extensions and, in the past, interest-only concessions:

•  If the customer cannot afford to increase their monthly payment enough to pay off their arrears in a reasonable time but has been making their monthly payments (usually for at least six months), then we can add the arrears to the mortgage balance.

• We can also add to the mortgage balance at the time of forbearance unpaid property charges which are due to a landlord and which we pay on behalf of the customer to avoid the lease being forfeited.

Term extension	We can extend the term of the loan, making each monthly payment smaller. At a minimum, we expect the customer to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up to date with their payments but showing signs of financial difficulties. For mortgages, the customer must also meet our policies for maximum loan term and age when they finish repaying (usually no more than 75).

Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them, and if we think it is in the customer’s interests (and they can afford it) we look at other ways of managing it, such as term extensions.

Interest-only	In the past, if it was not possible or affordable for a customer to have a term extension, we may have agreed to let them pay only the interest on the loan for a short time – usually less than a year. We only agreed to this where we believed their financial problems were temporary and they were likely to recover. Since March 2015 we no longer provide this option. Instead, interest-only is only offered as a short-term standard collections arrangement. We now record any related shortfall in monthly payments as arrears and report them to the credit reference agencies. As a result, we no longer classify new interest-only arrangements agreed since March 2015 as forbearance. We continue to manage and report all interest-only arrangements offered before this date as forbearance.
Other modifications
Apart from forbearance, we have sometimes changed the contract terms to keep a good relationship with a customer. These customers showed no signs of financial difficulties at the time, so we do not classify the contract changes as forbearance, and most of the loans were repaid without any problems. We do not classify insolvency solutions for any unsecured retail customers as forbearance. This is in line with industry guidelines on the treatment of customers in insolvency or bankruptcy.
Risk measurement and control
Retail Banking involves managing large numbers of accounts, so it produces a huge amount of data. This allows us to take a more analytical and data intense approach to measuring risk. This is reflected in the wide range of statistical models we use across the credit risk lifecycle. We use:

•	Risk strategy and planning: econometric models

•	Assessment and origination: application scorecards, and attrition, pricing, loss allowance and capital models

•	Monitoring: behavioural scorecards and profitability models

•	Arrears management: models to estimate the proportion of cases that will result in possession (known as roll rates)

•	Debt recovery: recovery models.
We assess and review our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the cash flow available to service debt. We also use an agency to value any collateral – mainly mortgages.

RETAIL BANKING – CREDIT RISK REVIEW
Movement in total exposures and the corresponding ECL
The following table shows changes in total on and
off-balance
sheet exposures subject to ECL assessment, and the corresponding ECL in the year. The footnotes to the Santander UK group level table on page 90 also apply to this table.

	Stage 1		Stage 2		Stage 3		Total
	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	183,031	96	10,520	269	2,254	229	195,805	594

Transfers from Stage 1 to Stage 2 (3)	(3,132)	(8)	3,132	8	0	0	0	0
Transfers from Stage 2 to Stage 1 ((3)	3,289	69	(3,289)	(69)	0	0	0	0
Transfers to Stage 3 (3)	(322)	(2)	(500)	(20)	822	22	0	0
Transfers from Stage 3 (3)	11	1	509	23	(520)	(24)	0	0

Transfers of financial instruments	(154)	60	(148)	(58)	302	(2)	0	0

Net ECL remeasurement on stage transfer (4)	0	(61)	0	76	0	63	0	78
Change in economic scenarios (2)	0	(3)	0	(24)	0	(9)	0	(36)
Changes to model	0	0	0	0	0	13	0	13
New lending and assets purchased (5)	37,230	23	479	27	14	9	37,723	59
Other (6)	2,670	6	68	(2)	128	162	2,866	166
Redemptions and repayments (7)	(27,924)	(23)	(1,265)	(20)	(449)	(34)	(29,638)	(77)
Assets written off (7)	(1)	0	(1)	0	(275)	(206)	(277)	(206)

At 31 December 2019	194,852	98	9,653	268	1,974	225	206,479	591

Net movement in the year	11,821	2	(867)	(1)	(280)	(4)	10,674	(3)

ECL charge/(release) to the Income Statement		2		(1)		202		203

Less: ECL relating to derecognised income		0		0		(9)		(9)
Less: Recoveries net of collection costs		(2)		0		(32)		(34)

Income statement charge/(release) for the year		0		(1)		161		160

2018
At 1 January 2018	178,978	110	10,885	247	2,263	268	192,126	625

Transfers from Stage 1 to Stage 2 (3)	(3,407)	(7)	3,407	7	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	2,992	58	(2,992)	(58)	—	—	—	—
Transfers to Stage 3 (3)	(403)	(7)	(569)	(22)	972	29	—	—
Transfers from Stage 3 (3)	15	5	438	26	(453)	(31)	—	—

Transfers of financial instruments	(803)	49	284	(47)	519	(2)	—	—

Net ECL remeasurement on stage transfer (4)	—	(54)	—	73	—	60	—	79
Change in economic scenarios (2)	—	(1)	—	(9)	—	(8)	—	(18)
Changes to model	—	(1)	—	2	—	1	—	2
New lending and assets purchased (5)	33,366	26	670	26	15	11	34,051	63
Other (6)	(27)	(19)	(125)	(14)	143	100	(9)	67
Redemptions and repayments (7)	(28,483)	(14)	(1,194)	(9)	(436)	(19)	(30,113)	(42)
Assets written off (7)	—	—	—	—	(250)	(182)	(250)	(182)

At 31 December 2018	183,031	96	10,520	269	2,254	229	195,805	594

Net movement in the year	4,053	(14)	(365)	22	(9)	(39)	3,679	(31)

ECL charge/(release) to the Income Statement		(14)		22		143		151
Less: Recoveries net of collection costs		—		—		(27)		(27)

Income statement charge/(release) for the year		(14)		22		116		124

(1)	Exposures that have attracted an ECL, and as reported in the Credit Quality table above.
(2)
Changes to assumptions from the start of the year to the end of the year. Includes changes to the economic variables for each scenario, changes to the scenarios themselves as well as changes in the probability weightings. Also includes changes in risk parameters and model changes.

(3)
Total impact of facilities that moved stage(s) in the year. This means, for example, that where risk parameter changes (model inputs) or model changes (methodology) result in a facility moving stage, the full impact is reflected here (rather than in Other). Stage flow analysis only applies to facilities that existed at both the start and end of the year. Transfers from each stage are based on opening balances, and transfers in are based on closing balances, giving rise to a net movement on transfer.

(4)	Relates to the revaluation of ECL following the transfer of an exposure from one stage to another.
(5)
Exposures and ECL at reporting date of facilities that did not exist at the start of the year, but did at the end. Amounts in Stage 2 and 3 represent assets which have deteriorated during the year subsequent to origination in Stage 1.

(6)	Residual movements on facilities that did not change stage in the year, and which were neither acquired nor purchased in the year.
(7)	Exposures and ECL for facilities that existed at the start of the year, but not at the end.
RESIDENTIAL MORTGAGES
We offer mortgages to people who want to buy a property and offer additional borrowing (known as further advances) to existing mortgage customers. The property must be in the UK.
2019 compared to 2018 (unaudited)
Credit risk is at very low levels historically. The benign credit environment has supported our customers and helped to reduce credit risk. From our experience we know that unemployment is one of the most important factors in defaults on mortgages, our biggest loan book. Whilst the UK market continues to show resilience, we are cautious on the outlook in light of recent economic uncertainty. £7.4bn net mortgage growth in 2019 (2018: £3.3bn) was our strongest for a decade, with a focus on pricing, customer retention and service.
Borrower profile
In this table, ‘home movers’ include both existing customers moving house and taking out a new mortgage with us, and customers who switch their mortgage to us when they move house. ‘Remortgagers’ are new customers who are taking a new mortgage with us.

	Stock				New business
	2019		2018		2019		2018
	£m	%	£m	%	£m	%	£m	%
Home movers	70,860	43	69,198	44	11,192	38	10,854	39
Remortgagers	52,480	32	51,272	32	9,197	31	9,237	34
First-time buyers	32,112	19	29,235	19	6,952	23	4,848	18
Buy-to-let	9,904	6	8,252	5	2,473	8	2,335	9

	165,356	100	157,957	100	29,814	100	27,274	100

As well as the new business in the table above, there were £31.6bn (2018: £27.2bn) of remortgages where we moved existing customers with maturing products onto new mortgages. We also provided £1.3bn (2018: £1.5bn) of further advances and flexible mortgage drawdowns.
2019 compared to 2018 (unaudited)
The borrower profile of stock remained broadly unchanged. The change in borrower profile of new business reflected product initiatives designed to help first-time buyers and changes to credit policy in 2019 to increase the maximum loan term from 35 to 40 years. In 2019, we helped first-time buyers purchase their new home with £7.0bn of gross lending (2018: £4.8bn).
Interest rate profile
The interest rate profile of our mortgage asset stock was:

	2019		2018
	£m	%	£m	%
Fixed rate	128,798	78	115,178	73
Variable rate	22,116	13	24,396	15
Standard Variable Rate (SVR)	14,442	9	18,383	12

	165,356	100	157,957	100

2019 compared to 2018 (unaudited)
In 2019, we continued to see customer refinancing from SVR products into fixed rate products influenced by low mortgage rates and the competitive mortgage market.
Geographical distribution
The geographical distribution of our mortgage asset stock was:

	Stock		New business
	2019	2018	2019	2018
Region	£bn	£bn	£bn	£bn
London	41.4	39.0	7.5	7.1
Midlands and East Anglia	22.1	21.1	4.3	3.8
North	22.7	22.2	3.8	3.4
Northern Ireland	3.3	3.4	0.3	0.2
Scotland	6.8	6.7	1.2	1.0
South East excluding London	51.7	48.7	9.7	9.0
South West, Wales and other	17.4	16.9	3.0	2.8

	165.4	158.0	29.8	27.3

Average loan size for new business	£’000	£’000
South East including London	277	270
Rest of the UK	154	150
UK as a whole	207	203
2019 compared to 2018 (unaudited)
The geographical distribution of the portfolio continued to represent a broad footprint across the UK, whilst maintaining a concentration around London and the South East. The loan-to-income
multiple of mortgage lending during the year, representing average earnings of new business at inception, was 3.27 (2018: 3.24).

Larger loans
The mortgage asset stock of larger loans was:

	South East including London		UK
	2019	2018	2019	2018
Individual mortgage loan size	£m	£m	£m	£m
<£0.25m	45,828	45,851	105,855	105,181
£0.25m to £0.50m	34,027	30,488	44,549	39,841
£0.50m to £1.0m	11,471	10,103	13,114	11,551
£1.0m to £2.0m	1,538	1,168	1,644	1,236
>£2.0m	186	146	194	148

	93,050	87,756	165,356	157,957

At 31 December 2019, there were 76 (2018: 57) individual mortgages over £2.0m. In 2019, there were 32 (2018: 9) new mortgages over £2.0m.
Loan-to-value
analysis
This table shows the LTV distribution for the gross carrying amount and the related ECL of our total mortgage portfolio and Stage 3 mortgages, as well as the LTV distribution for new business. We also show the collateral value and simple average LTV for our mortgage stock, Stage 3 stock and new business. We use our estimate of the property value at the balance sheet date. We include fees that have been added to the loan in the LTV calculation. For flexible products, we only include the drawn amount, not undrawn limits.

	2019					2018
	Stock		Stage 3		New	Stock		Stage 3		New
	Total	ECL	Total	ECL	business	Total	ECL	Total	ECL	business
LTV	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Up to 50%	70,714	24	743	11	5,113	72,613	25	872	11	5,124
>50-75%	67,311	65	626	24	11,876	63,505	67	698	24	11,512
>75- 85%	17,436	31	136	13	6,130	14,191	32	156	13	5,955
>85-100%	9,011	34	110	17	6,650	6,508	36	125	16	4,648
>100%	884	64	107	38	45	1,140	77	131	42	35

	165,356	218	1,722	103	29,814	157,957	237	1,982	106	27,274

Collateral value of residential properties (1)	165,229		1,702		29,813	157,787		1,850		27,274

	%		%		%	%		%		%
Simple average (2) LTV (indexed)	43		42		65	42		43		63

(1)
Collateral value shown is limited to the balance of each related loan. Excludes the impact of over-collateralisation (where the collateral is higher than the loan). Includes collateral against loans in negative equity of £757m (2018: £969m).

(2)	Total of all LTV% divided by the total of all accounts.
At 31 December 2019, the parts of loans in negative equity which were effectively uncollateralised before deducting loss allowances reduced to £127m (2018: £170m).
In 2019, the simple average LTV of mortgage total new lending in London was 61% (2018: 58%).

Credit performance

	2019	2018
	£m	£m
Mortgage loans and advances to customers of which:	165,356	157,957
– Stage 1	155,477	146,619
– Stage 2	8,157	9,356
– Stage 3	1,722	1,982

Loss allowances (3)	218	234

	%	%
Stage 1 ratio (1)	94.03	92.82
Stage 2 ratio (1)	4.93	5.92
Stage 3 ratio (2)	1.05	1.27

(1)	Stage 1/Stage 2 exposures as a percentage of customer loans.
(2)
Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section.

(3)	The ECL allowance is for both on and off–balance sheet exposures.
Movement in total exposures and the corresponding ECL
The following table shows changes in total on and
off-balance
sheet exposures subject to ECL assessment, and the corresponding ECL, for residential mortgages in the year. The footnotes to the Santander UK group level analysis on page 90 are also applicable to this table.

	Stage 1		Stage 2		Stage 3
	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL
Mortgages	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	157,739	12	9,432	119	1,999	106	169,170	237

Transfers from Stage 1 to Stage 2 (3)	(2,345)	(1)	2,345	1	0	0	0	0
Transfers from Stage 2 to Stage 1 ((3)	2,921	24	(2,921)	(24)	0	0	0	0
Transfers to Stage 3 (3)	(231)	0	(429)	(8)	660	8	0	0
Transfers from Stage 3 (3)	5	(1)	485	16	(490)	(15)	0	0

Transfers of financial instruments	350	22	(520)	(15)	170	(7)	0	0

Net ECL remeasurement on stage transfer (4)	0	(23)	0	16	0	12	0	5
Change in economic scenarios (2)	0	(5)	0	(22)	0	(9)	0	(36)
Changes to model	0	0	0	0	0	13	0	13
New lending and assets purchased (5)	31,090	5	198	3	2	0	31,290	8
Other (6)	2,090	4	153	6	31	14	2,274	24
Redemptions and repayments (7)	(22,439)	(1)	(1,039)	(6)	(396)	(12)	(23,874)	(19)
Assets written off (7)	0	0	0	0	(72)	(14)	(72)	(14)

At 31 December 2019	168,830	14	8,224	101	1,734	103	178,788	218

Net movement in the year	11,091	2	(1,208)	(18)	(265)	(3)	9,618	(19)

Charge/(release) to the Income Statement		2		(17)		11		(4)

Less: ECL relating to derecognised income		0		0		(2)		(2)
Less: Recoveries net of collection costs		0		0		(2)		(2)

Income statement charge/(release) for the year		2		(17)		7		(8)

2018
At 1 January 2018	155,155	20	9,884	131	2,004	121	167,043	272

Transfers from Stage 1 to Stage 2 (3)	(2,941)	(1)	2,941	1	—	—	—	—
Transfers from Stage 2 to Stage 1 ((3)	(329)	(6)	(512)	(12)	841	18	—	—
Transfers to Stage 3 (3)	2,628	21	(2,628)	(21)	—	—	—	—
Transfers from Stage 3 (3)	4	—	405	14	(409)	(14)	—	—

Transfers of financial instruments	(638)	14	206	(18)	432	4	—	—

Net ECL remeasurement on stage transfer (4)	—	(20)	—	20	—	14	—	14
Change in economic scenarios (2)	—	(6)	—	(7)	—	(8)	—	(21)
Changes to model	—	—	—	2	—	2	—	4
New lending and assets purchased (5)	28,330	2	446	5	3	1	28,779	8
Other (6)	(249)	6	(81)	(5)	(5)	1	(335)	2
Redemptions and repayments (7)	(24,859)	(4)	(1,023)	(9)	(358)	(11)	(26,240)	(24)
Assets written off (7)	—	—	—	—	(77)	(18)	(77)	(18)

At 31 December 2018	157,739	12	9,432	119	1,999	106	169,170	237

Net movement in the year	2,584	(8)	(452)	(12)	(5)	(15)	2,127	(35)

Charge/(release) to the Income Statement		(8)		(12)		3		(17)
Less: Recoveries net of collection costs		—		—		(4)		(4)

Income statement charge/(release) for the year		(8)		(12)		(1)		(21)

Loan modifications
The following table sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL.

	2019	2018
	£m	£m
Financial assets modified in the year:
– Amortised cost before modification	384	207
– Net modification loss	7	3
Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	89	158
Forbearance
(1)
The balances at 31 December 2019 and 2018, analysed by their staging at the year-end
and the forbearance we applied, were:

	Capitalisation	Term extension	Interest-only	Concessionary interest rate	Total	Loss allowance
2019	£m	£m	£m	£m	£m	£m
Stage 2	405	338	342	1	1,086	12
Stage 3	197	91	97	10	395	24

	602	429	439	11	1,481	36

Proportion of portfolio	0.4%	0.3%	0.3%	0.0%	0.9%

2018
Stage 2	375	161	389	—	925	9
Stage 3	212	95	113	—	420	20

	587	256	502	—	1,345	29

Proportion of portfolio	0.4%	0.2%	0.3%	0.0%	0.9%

(1)	We base forbearance type on the first forbearance on the accounts.
2019 compared to 2018 (unaudited)
In 2019, the accounts in forbearance increased due to a new term extension forbearance solution we introduced in August 2018 that is applied to interest-only past maturity customers. The proportion of the mortgage portfolio in forbearance remained flat at 0.9% (2018: 0.9%).

•	At 31 December 2019, the proportion of accounts in forbearance for more than six months that had made their last six months’ contractual payments increased slightly to 81% (2018: 79%).

•	The weighted average LTV of all accounts in forbearance was 35% (2018: 35%) compared to the weighted average portfolio LTV of 39% (2018: 39%).

•	At 31 December 2019, the carrying value of mortgages classified as multiple forbearance increased to £137m (2018: £126m)
Other loan modifications
At 31 December 2019, there were £4.5bn (2018: £4.5bn) of other mortgages on the balance sheet that we had modified since January 2008. At 31 December 2019:

•	The average LTV was 32% (2018: 32%) and 96% (2018: 95%) of accounts had made their last six months’ contractual payments

•	The proportion of accounts that were 90 days or more in arrears was 1.30% (2018: 1.50%).

RESIDENTIAL MORTGAGES – PORTFOLIOS OF PARTICULAR INTEREST
Introduction
(unaudited)
We are mainly a residential prime lender and we do not originate sub-prime
or second charge mortgages. Despite that, some types of mortgages have higher risks and others stand out for different reasons. These are:

Product	Description

Interest-only loans and part interest-only, part repayment loans	With an interest-only mortgage, the customer pays interest every month but the principal until the end of the mortgage. Some mortgages have a part that is interest-only, with the rest being a normal repayment mortgage. Customers with part interest-only, part repayment mortgages still have to pay back a lump sum at the end of their mortgage for the interest-only part. This means there is a higher credit risk on these loans as we depend on the customers to pay back a lump sum. We design new account LTV maximums to mitigate this credit risk. We also make sure the customer has a plausible repayment plan before we lend to them and remains on track for the life of the loan.

Since 2009, we have reduced the risk from new interest-only mortgages by lowering the maximum LTV. It has been 50% since 2012. When a customer plans to repay their mortgage by selling the property, we now only allow that if they own more than a set proportion of the equity.

Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. We have a strategy to make sure that we tell these customers that they have to do this. We send them messages with their annual mortgage statements, and we run contact campaigns to encourage them to tell us how they plan to repay.

In 2013, we contacted all our customers whose mortgages were due to mature before 2020. Since 2016, we have extended these campaigns to periodically contact all interest-only customers. We increase our contact frequency as customers approach term maturity. Outside of sending out annual mortgage statements, we contact more than 100,000 interest-only customers per year.

If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them. If we think it is in the customer’s interests and they can afford it, we look at other ways of managing it. That can mean turning the mortgage into a standard repayment one and extending it. Or, if the customer is waiting for their means of repaying it, such as an investment plan or bonds, to mature, it can just mean extending it.

Flexible loans	Flexible mortgages allow customers to pay more or less than their usual amount each month, or even to take ‘payment holidays’ when they pay nothing at all. Customers do not have to take or draw down the whole loan all at once – so if they took out a mortgage big enough to allow them to build a home extension after three years, they do not have to start paying interest on that extra money until they are ready to spend it. There are conditions on when and how much customers can draw down:

• There are often limits on how much can be drawn down in any month

• The customer cannot be in payment arrears

• The customer cannot have insolvency problems, such as a county court judgement, bankruptcy, an individual voluntary arrangement, an administration order or a debt relief order.

A customer can ask us to increase their credit limit, but that means we will go through our full standard credit approval process. We can also lower the customer’s credit limit at any time, so it never goes above 90% of the property’s current market value.

We no longer offer flexible loan products for new mortgages.

This is an area of interest in order to identify customers who might be using these facilities to self-forbear, such as regularly drawing down small amounts. If there is any sign that the credit risk has significantly increased, we reflect this in our provision calculations.

Loans with an LTV >100%	Where the mortgage balance is more than the property is now worth, we cannot recover the full value of the loan by repossessing and selling the property. This means there is a higher credit risk on these loans. In some cases, property prices have fallen, so mortgages we gave in the past with lower LTVs now have LTVs greater than 100%. Before 2009, we sometimes allowed customers to borrow more than the price of the property.

We monitor existing accounts with LTVs >100% as part of our assessment of ongoing portfolio performance. We design new account LTV maximums to mitigate an increase in the volume of accounts with an LTV >100%.

Buy-to-Let (BTL) loans	In recent years, we have refined our BTL proposition to appeal to a wider catchment, and we have improved our systems to cater for this segment with a focus on non-professional
landlords. We have prudent lending criteria, and specific policies for BTL. We only lend to a maximum 75% LTV. The first applicant must earn a minimum income of £25,000 per year, and we require evidence of income in all cases. We also use a BTL affordability rate as part of our assessment about whether to lend. This means that the rental income must cover the monthly mortgage interest payments by a prescribed amount when calculated using a stressed interest rate. We regularly review the prescribed amount and adjust it as needed.

Credit performance

		Portfolio of particular interest (1)
			Part interest-
			only, part				Other
	Total	Interest-only	repayment (2) (3)	Flexible (3)	LTV >100%	Buy-to-let	portfolio
2019	£m	£m	£m	£m	£m	£m	£m
Mortgage portfolio	165,356	38,062	13,247	11,273	884	9,904	109,234
– Stage 1	155,477	33,739	12,112	10,183	594	9,593	105,114
– Stage 2	8,157	3,502	888	873	183	285	3,526
– Stage 3	1,722	821	247	217	107	26	594

Stage 3 ratio (4)	1.05%	2.17%	1.87%	2.03%	12.11%	0.26%	0.54%

PIPs	32	14	9	2	13	1	8

Simple average LTV (indexed)	43%	45%	45%	28%	117%	60%	44%

2018
Mortgage portfolio	157,957	38,035	13,201	12,926	1,140	8,252	101,158
– Stage 1	146,619	33,001	11,824	11,558	740	7,906	96,767
– Stage 2	9,356	4,029	1,115	1,082	273	317	3,802
– Stage 3	1,982	1,005	262	286	127	29	589

Stage 3 ratio (4)	1.27%	2.67%	1.99%	2.34%	11.18%	0.35%	0.58%

PIPs	25	12	5	3	8	—	7

Simple average LTV (indexed)	42%	44%	44%	29%	118%	58%	43%

(1)
Where a loan falls into more than one category, we include it in all the categories that apply. As a result, the sum of the mortgages in the segments of particular interest and the other portfolio does not agree to the total mortgage portfolio.

(2)	Mortgage balance includes both the interest-only part of £9,823m (2018: £9,756m) and the non-interest-only part of the loan.
(3)	Includes legacy Alliance & Leicester flexible loans that work in a more limited way than our current Flexi loan product.
(4)
Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section.

2019 compared to 2018 (unaudited)

•
In 2019, the proportion of interest-only loans together with part interest-only, part repayment and flexible loans reduced, reflecting our strategy to manage down the overall exposure to these lending profiles.

•
BTL mortgage balances increased £1.6bn to £9.9bn (2018: £8.3bn) driven by continued focus in growing this portfolio. In 2019, the simple average LTV of mortgage total new lending in the form of BTL was 64% (2018: 62%).

Interest-only sub analysis
(unaudited)
Full interest-only new business in the year

	2019	2018
	£m	£m
Full interest-only loans	4,000	3,810
Full interest-only maturity profile

	Term	Within	Between	Between	Greater than
	expired	2 years	2-5 years	5-15 years	15 years	Total
2019	£m	£m	£m	£m	£m	£m
Full interest-only portfolio	338	1,541	3,706	20,984	11,493	38,062
– of which value weighted average LTV (indexed) is>75%	11	111	219	1,793	1,051	3,185

2018
Full interest-only portfolio	541	1,346	3,761	21,711	10,676	38,035
– of which value weighted average LTV (indexed) is>75%	43	110	265	2,029	642	3,089
2019 compared to 2018 (unaudited)
For full interest-only mortgages, of the total £338m that was term expired at 31 December 2019, 84% continued to pay the interest due under the expired contract terms. Interest-only mortgages that matured in 2019 totalled £731m, of which: £314m was subsequently repaid, £5m was refinanced under normal credit terms, £213m was refinanced under forbearance arrangements and £199m remained unpaid and was classified as term expired at 31 December 2019.
At 31 December 2019, there were 76,767 (2018: 84,773) flexible mortgage customers, with undrawn facilities of £5,841m (2018: £6,000m). The portfolio’s value weighted LTV (indexed) was 27% (2018: 28%).
Forbearance
(1)
The balances at 31 December 2019 and 2018 were:

	Interest-only (2)	Flexible	LTV >100%	Buy-to-Let
2019	£m	£m	£m	£m
Total	392	73	17	10
– Stage 2	285	56	8	8
– Stage 3	107	17	9	2

2018
Total	229	32	10	9
– Stage 2	136	18	3	6
– Stage 3	93	14	7	3

(1)	Where a loan falls into more than one category, we have included it in all the categories that apply.
(2)	Comprises full interest-only loans and part interest-only, part repayment loans.

CONSUMER (AUTO) FINANCE AND OTHER UNSECURED LENDING
Consumer (auto) finance
Retail Banking provides auto finance through Santander Consumer (UK) plc (SCUK). SCUK provides a range of wholesale finance facilities (stock finance) and retail products designed for the purchase of new and used personal, business and commercial vehicles, motorcycles, bicycles and caravans through an extensive network of motor dealers and manufacturer partners. SCUK’s products are mainly distributed through intermediary introducers at the point of sale, and through partnerships with selected car and motorcycle manufacturers. At 31 December 2019, the business operated with 14 Original Equipment Manufacturer partners which includes two joint venture arrangements.
Through SCUK’s Hyundai Capital UK Ltd (HCUK) and PSA Finance UK Ltd (PSAF) joint ventures, we provide retail point of sale customer finance as well as wholesale finance facilities (stock finance) for Hyundai and Kia, managed by HCUK, as well as Peugeot, Citroën and DS, managed by PSAF. SCUK holds a 50% share in each of these joint ventures. However, due to the varying structures of the joint ventures, we equity account for HCUK and consolidate PSAF.
Residual Value (RV) risk remains the top risk for SCUK. We monitor the RV portfolio on a monthly basis, and we use key risk triggers to identify any material change in trends. We have a conservative approach to setting RV amounts and maintain a prudent provisioning policy to mitigate potential losses on disposal of the asset. We use a leading independent vehicle valuation company to assess the estimated future value of the asset, prior to inception and periodically throughout the life of the agreement.
Other unsecured lending
Retail Banking also provides other unsecured lending, which includes:

•	Personal loans: we offer personal loans for most purposes, such as debt consolidation, home improvement, and to support significant life events such as weddings

•	Credit cards: we offer a wide range of credit cards designed to suit a variety of customers, including balance transfer cards and cards that offer rewards

•
Overdrafts: we also offer arranged overdrafts for customers who have a bank account with us. We evaluate our customers’ circumstances to decide how much they can borrow. In other cases, a customer may have overdrawn their bank account without arranging it with us first.

For both Consumer (auto) finance and Other unsecured lending, we maintain rigorous credit scoring and affordability assessment criteria that we monitor and report regularly. There were no significant changes to our risk policy or appetite in these portfolios. This approach continued to result in stable, good credit quality consumer credit portfolios.
We use a combination of internal, credit reference agency and application data in our credit assessments. Scorecards supported by policy rules give us confidence that customers are creditworthy and can afford their repayments. We closely monitor and manage the performance of our consumer credit portfolios using a range of data that includes portfolio and key segments performance, macroeconomic indicators and customer risk data. Nonetheless, we are not complacent about the prospect for future risk events and always look at ways to strengthen our approach.
Credit performance

		Other unsecured
2019	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Loans and advances to customers of which:	7,684	2,135	2,788	590	5,513	13,197
– Stage 1	7,038	2,020	2,473	404	4,897	11,935
– Stage 2	604	95	267	160	522	1,126
– Stage 3	42	20	48	26	94	136

Loss allowances (2)	88	51	120	62	233	321

Stage 3 undrawn exposures	0				25
Stage 3 ratio (1)	0.55%				2.15%	1.21%
Gross write-offs	34				134	168

2018
Loans and advances to customers of which:	7,347	2,182	2,865	593	5,640	12,987
– Stage 1	6,950	2,113	2,560	422	5,095	12,045
– Stage 2	354	48	256	144	448	802
– Stage 3	43	21	49	27	97	140

Loss allowances (2)	85	47	112	61	220	305

Stage 3 undrawn exposures	—				26
Stage 3 ratio (1)	0.58%				2.17%	1.28%
Gross write-offs	24				125	149

(1)
Total Stage 3 exposure as a percentage of loans and advances to customers plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section.

(2)	The ECL allowance is for both on and off–balance sheet exposures.

Loan modifications
The following table sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL.

2019	Credit cards £m	Overdrafts £m	Total other unsecured £m
Financial assets modified in the year:
– Amortised cost before modification	23	15	38
– Net modification loss	12	8	20

Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	3	2	5

2018
Financial assets modified in the year:
– Amortised cost before modification	26	17	43
– Net modification loss	12	8	20

Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	2	3	5

Forbearance
The balances at 31 December 2019 and 2018 were:

		Other unsecured
2019	Consumer (auto) finance £m	Personal loans £m	Credit cards £m	Overdrafts £m	Total other unsecured £m	Total £m
Total	7	0	51	25	76	83
– Stage 2	5	0	10	7	17	22
– Stage 3	2	0	41	18	59	61

2018
Total	6	—	53	26	79	85
– Stage 2	4	—	10	7	17	21
– Stage 3	2	—	43	19	62	64
2019 compared to 2018 (unaudited)
We maintained our prudent Consumer (auto) finance underwriting criteria through the year. In 2019, the product mix was broadly unchanged. This reflected underlying stability in target market segments, product pricing and distribution strategy. The car finance market saw challenges in 2019 mainly due to Brexit and changing emission standards, and there was a fall in the supply of new vehicles.
At 31 December 2019, Consumer (auto) finance balances represented 4% (2018: 4%) of our total Retail Banking loans and 4% (2018: 4%) of total customer loans. In 2019, Consumer (auto) finance balances increased by £337m (5%). In 2019, Consumer (auto) finance gross lending (new business) was £3,308m (2018: £3,444m). Wholesale loans (Stock finance) to car dealerships at 31 December 2019 were approximately 16.8% of the Consumer loan book, a decrease of £33m on 2018. The portfolio continues to perform satisfactorily with the overall risk profile remaining broadly stable.
At 31 December 2019, the average Consumer (auto) finance loan size was £13,900 (2018: £11,400).
Forbearance levels were broadly stable in 2019.

BUSINESS BANKING
We provide business banking services through the Santander Business franchise to small businesses with a turnover of up to £6.5m per annum. Our risk management is tailored to the complexity of the customer and their product holdings.
We review applications from customers who have more straightforward borrowing needs and lower debt exposures on an automated basis. We do this by using an application scorecard to ensure an efficient customer journey, combined with a cost-effective credit decisioning process. Post approval, we review revolving credit facilities each year to ensure the customer’s facilities remain appropriate for their financial circumstances. We perform a full manual underwriting process for applications from customers who have more complex borrowing needs or who wish to borrow larger amounts. This is due to the levels of credit exposure and other considerations, such as the need for security to support the facilities requested. In line with our risk management framework and standard policies for this more complex segment, we review exposures above certain values and relating to certain product types at least each year, or more often where the borrower shows signs of financial distress.
Our aim is to help businesses prosper through the provision of Simple, Personal and Fair banking solutions to existing, new and prospective customers. We believe in building lasting relationships and take time to understand our customers’ banking needs. This sets us apart from others as, no matter how small or large a business, we have people available in our branch network and our CBCs to provide a face-to-face
relationship management service to our customers.
In order to improve our offering in the business current account market, we recently launched our innovative 1I2I3 Business Current Account. This is the only business current account in the market to offer regular cashback to businesses. By basing the cashback on business turnover, we are incentivising and rewarding business growth.
Start-ups
and switching businesses benefit from a reduced monthly fee for 12 months and, as part of our 1I2I3 Business World, customers have access to preferential loan and deposit rates. In this way, we continue to support new businesses at an important time in their lifecycle.
We aim to support businesses with all their financial needs through our range of lending products from overdrafts and credit cards, to invoice finance and asset finance.
Credit performance

	2019	2018
	£m	£m
Loans and advances to customers of which:	1,845	1,802
– Stage 1	1,590	1,548
– Stage 2	177	165
– Stage 3	78	89

Loss allowances (2)	52	53

Stage 3 undrawn exposures	1	—

Stage 3 ratio (1)	4.28%	4.99%
Gross write offs	24	15

(1)
Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section

(2)	The ECL allowance is for both on and off–balance sheet exposures.
Loan modifications
The following table provides information on financial assets that were forborne while they had a loss allowance measured at an amount equal to lifetime ECL.

	2019	2018
	£m	£m
Financial assets modified in the year:
– Amortised cost before modification	15	14
– Net modification loss	0	1
Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the ECL allowance changed to 12-month measurement in the year	2	3
Forbearance
The balances at 31 December 2019 and 2018 were:

	2019	2018
	£m	£m
Total	67	74
– Stage 2	26	20
– Stage 3	41	54
2019 compared to 2018 (unaudited)
Business banking balances remained broadly flat and Stage 3 exposures decreased slightly.
Credit risk – other business segments

Overview
In Corporate & Commercial Banking, we are exposed to credit risk through providing overdraft, loan, invoice discounting, trade finance, asset finance and treasury products. We offer bank accounts and cash transmission services to further support clients.
In Corporate & Investment Banking, we are mainly exposed to credit risk through lending and selling treasury products to large corporates.
In Corporate Centre, our exposures come from asset and liability management of our balance sheet and our non-core
and Legacy Portfolios in
run-off.

Credit risk management
In this section, we explain how we manage and mitigate credit risk.
Credit risk review
In this section, we analyse our credit risk exposures and how they are performing. We also focus on forbearance and portfolios of particular interest.

Our main portfolios are:

Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
•
SME and mid corporate
– banking, lending and treasury services mainly to enterprises with an annual turnover of up to £500m.

•
Commercial Real Estate
– lending to experienced, professional landlords mainly secured by tenanted UK property in the office, retail, industrial and residential sub-sectors.

•
Social Housing
– lending and treasury services for UK housing association groups secured by tenanted UK residential property. Borrowers are mainly charitable entities and registered with the appropriate regulator for the part of the UK in which they operate.

•
Large Corporate
– loans and treasury products for large corporates to support their working capital and liquidity needs.

•
Financial Institutions
– mainly derivatives under approved ring-fenced bank exceptions policy to facilitate hedging, and trade finance instruments.

•
Sovereign and Supranational
– securities issued by local and central governments, and government guaranteed counterparties. We hold some of them to help meet our liquidity needs.

•
Structured Products
– we have two portfolios. The High Quality Liquid Assets (HQLA) portfolio is high quality assets, chosen for diversification and liquidity. The Legacy Treasury asset portfolio is mainly asset-backed securities.

•
Social Housing
– legacy social housing loans that do not fit with our strategy.

•
Financial Institutions
– mainly derivatives, repurchase and reverse repurchase transactions (known as repos and reverse repos), and stock borrowing/lending, under approved ring-fenced bank exceptions policy to facilitate hedging or liquidity management.

•
Legacy Portfolios in
run-off
– assets from acquisitions that do not fit with our strategy. These include some commercial mortgages.

•
Derivatives
– older total return swaps we held for liquidity, that we are running down.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report our short term markets business in Corporate Centre rather than in Corporate & Investment Banking. See Note 2 for more information.
OTHER BUSINESS SEGMENTS – CREDIT RISK MANAGEMENT

LOGO	For more on our approach to credit risk at a Santander UK group level See pages 72 to 80
In Corporate & Commercial Banking, we classify most of our customers as non-standardised.
We also have some SME customers, which we mainly classify as standardised as it is a high-volume portfolio with smaller exposures. In CIB and Corporate Centre, we classify all our customers as non-standardised,
except for the commercial mortgages in our Legacy Portfolios in run-off.
We set out how we manage the credit risk on our standardised customers in the previous section ‘Credit risk – Retail Banking’. We manage the credit risk on our standardised customers in Corporate & Commercial Banking and Corporate Centre in the same way, except that we do not use scorecards or credit reference agencies. In the rest of this section, we explain how we manage the credit risk on our non-standardised
customers.

1. Risk strategy and planning
For details of how we set risk strategy and plans, see the ‘Santander UK group level – credit risk management’ section. For treasury products, we take credit risk up to limits for each client. We control, manage and report risks on a counterparty basis, regardless of which part of our business takes the risk.
2. Assessment and origination
We do a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We do this mainly by assigning each customer a credit rating, using our internal rating scale (see ‘Credit quality’ in ‘Santander UK group level – credit risk review’ section). To do this, we look at the customer’s financial history and trends in the economy – backed up by the expert judgement of a risk analyst. We review our internal ratings at least every year. We also assess the underlying risk of the transaction, taking into account any mitigating factors (see the tables below) and how it fits with our risk policies, limits and Risk Appetite, as set by the Board and lower level committees and fora. We consider transactions in line with credit limits approved by the relevant credit authority. In CIB and Corporate Centre, a specialist analyst usually reviews a transaction at the start and over its life. They base their review on the financial strength of the client, its position in its industry, and its management strengths.
We lend to a wide range of sectors and industries, including those that are intrinsic or of strategic importance to the economy of the UK or another country or territory. As part of lending responsibly, we comply with the Equator Principles, factoring social, ethical and environmental impacts into our risk analysis and decision-making process for financial transactions. These principles address climate change, prevention of pollution and toxic waste emissions, biodiversity, indigenous peoples and human rights. Our policy on Aerospace and Defence, Energy, Mining & Metals and Soft Commodities and our Sensitive Social and Ethical Sectors policy continue to define our approach towards creating long-term value while managing reputational, social and environmental risks. In 2019, we further improved these policies by introducing prohibitions and strengthening restrictions on a range of activities. Prohibited activities now include the provision of products or services for new Coal Fired Power Plant (CFPP) projects and taking on new clients with existing CFPPs. Restricted activities include transactions specific to CFPPs for existing clients which do not significantly improve environmental impacts, such as a significant reduction of CO2. Our Reputational Risk Forum reviews and approves all restricted activities to ensure that they fall within our risk appetite. This forum reviews, monitors and escalates key decisions around financial and non-financial
reputational risks to the Board
Credit risk mitigation
The types of credit risk mitigation, including collateral, across each of our portfolios are as follows. In addition, from time to time at a portfolio level we execute significant risk transfer transactions, which typically reduce RWAs.
Corporate & Commercial Banking:

Portfolio	Description
SME and mid corporate
Includes secured and unsecured lending. We can use covenants (financial or non-financial)
to support a customer’s credit rating. For example, we can set limits on how much they can spend or borrow, or how they operate as a business. We can take mortgage debentures as collateral. These are charges over a company’s assets, almost always first charges. We can also take a first legal charge on commercial property as collateral. Before agreeing the loan, we get an independent professional valuation which assesses the property. We can also take guarantees, but we do not treat them as collateral and we do not put a cash value on them unless they are supported by a tangible asset which is charged to us. If a customer defaults, we work with them to consider debt restructuring options. We generally do not enforce our security over their assets except when restructuring options have been exhausted or to protect our position in relation to third party claims. In this case, we might appoint an administrator.

We also lend against assets (like vehicles and equipment) and invoices for some customers. For assets, we value them before we lend. For invoices, we review the customer’s ledgers regularly and lend against debtors that meet agreed criteria. If the customer defaults, we repossess and sell their assets or collect on their invoices.

Commercial Real Estate	We take a first legal charge on commercial property as collateral. The loan is subject to strict criteria, including the property condition, age and location, tenant quality, lease terms and length, and the sponsor’s experience and creditworthiness. Before agreeing the loan, we visit the property and get an independent professional valuation which assesses the property, the tenant and future demand (such as comparing market rent to current rent). Loan agreements typically allow us to view the property each year and get revaluations every two to three years, or more often if it is likely covenants may be breached.

Social Housing	We take a first legal charge on portfolios of residential real estate owned and let by UK Housing Associations as collateral, in most cases. We revalue this every three to five years (in line with industry practice), using the standard methods for property used for Social Housing. The value would be considerably higher if we based it on normal residential use. On average, the loan balance is 25% to 50% of the implied market value, using our LGD methodology. We have not had a default, loss or repossession on Social Housing. We manage older Social Housing loans that do not fit our current business strategy in Corporate Centre.

Corporate & Investment Banking:
Portfolio	Description
Large Corporate	Most of these corporate loans and products are unsecured. We also have a structured finance portfolio, where we typically hold legal charges over the assets we finance. For all customer segments, the bank monitors borrowers are in line with expected performance and (where applicable) documented covenants so we detect any financial distress early.

Financial Institutions	We manage the risk on derivatives in this portfolio in the same way as for the derivatives in Financial Institutions in Corporate Centre.

Corporate Centre:

Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.

Structured Products	These are our HQLA and Legacy Treasury asset portfolios. These assets are primarily ABS and covered bonds, which benefit from senior positions in the creditor hierarchy. Their credit rating reflects the over-collateralisation in the structure, and the assets that underpin their cash flows and repayment schedules. We use a detailed expected cash flow analysis to assess the portfolios and we consider the structure and assets backing each individual security.

Social Housing	We manage the risk on this portfolio in the same way as for the Social Housing portfolio in Corporate & Commercial Banking.

Financial Institutions
We use standard legal agreements to reduce credit risk on derivatives, repos and reverse repos, and stock borrowing/lending. We also hold collateral and trade through central counterparties (CCPs) to reduce risk.

Netting – We use netting agreements where they have legal force, mainly in the UK, the rest of Europe and the US. This means that if a counterparty defaults, we can legally offset what we owe them and what they owe us and settle the net amount. However, netting arrangements often do not mean we can offset assets and liabilities for accounting purposes, as transactions are usually settled on a gross basis. In line with market practice, we use standard legal agreements. For derivatives, we use ISDA Master Agreements; for repos and reverse repos, we use Global Master Repurchase Agreements; and for stock borrowing/lending and other securities financing, we use Global Master Securities Lending Agreements.

Collateral – We use the Credit Support Annex with the ISDA Master Agreement. This gives us collateral for our net exposures. The collateral can be cash, securities or equities. For stock borrowing/lending and repos and reverse repos, it includes high quality liquid debt securities and highly liquid equities listed on major developed markets. We revalue our exposures and collateral daily, adjusting the collateral to reflect deficits or surpluses. We have processes to control how we value and manage collateral, including documentation reviews and reporting. Collateral has to meet our ‘Liquid Assets and Eligible Collateral’ policy, which controls the quality and how much of any one kind of collateral we can hold. That gives us confidence we will be able to cash in the collateral if a client defaults. We have these controls for equities and debt securities. The collateral held for reverse repos is worth at least 100% of our exposure.

CCPs – These are intermediaries between a buyer and a seller – generally a clearing house. We use CCPs to reduce counterparty credit risk in derivatives.

Legacy Portfolios in run-off	We often hold collateral through a first legal charge over the underlying asset or cash. We get independent third-party valuations on fixed charge security in line with industry guidelines. We then review our impairment loss allowance. To do that, we bear in mind:

• The borrower’s ability to generate cash flow

• The age of the assets

• Whether the loan is still performing satisfactorily

• Whether or not the reduction in value is likely to be temporary

• Whether there are other ways to solve the problem.

Where a borrower gets into difficulty we look to dispose of the collateral, either with agreement or through the insolvency process. We do this as early as possible, to minimise any loss. We rarely take ownership of collateral.

Derivatives	We manage the risk on this portfolio in the same way as for the derivatives in Financial Institutions in Corporate Centre.
3. Monitoring
We regularly monitor and report our credit risk by portfolio, segment, industry, location and customer. We give our ERCC a detailed analysis of our credit exposures and risk trends every month. We also report our larger exposures and risks to the Board Risk Committee every month.
Our Watchlist
We also use a Watchlist to help us identify potential problem debt early. Just because a customer is on our Watchlist does not mean they have defaulted. It just means that something has happened that has increased the probability of default. There are several reasons we might put customers on this list. For example, if they suffer a downturn in trade, breach a covenant, lose a major contract, slip into early arrears, or their key management resign. Whatever the trigger, we review the case to assess the potential financial impact.
We classify Watchlist cases as:

•	Enhanced monitoring: for less urgent cases. If they are significant, we monitor them more often

•
Proactive management:
for more urgent or serious cases. We may take steps to restructure debt including extending the term, taking more collateral, agreeing a lower credit limit or seeking repayment of the loan through refinancing or other means.

We assess cases on the Watchlist for impairment in accordance with IFRS 9 as explained in ‘Significant Increase in Credit Risk (SCIR)’ in ‘Santander UK group level – Credit risk management’ section.
When a customer is included in enhanced monitoring, we do not consider that it has suffered a SICR for ECL purposes, so it remains in Stage 1 for purposes of our loss allowance calculations. When a customer is included in proactive management, we consider that it has suffered a SICR. This means we transfer it to Stage 2 and subject it to a lifetime ECL assessment to calculate the new loss allowance. We take into account any forbearance we offer. This includes whether any extra security or guarantees are available, the likelihood of more equity and the potential to enhance value through asset management.
In Corporate & Commercial Banking, as part of our client review process, for loans approaching maturity, we look at the prospects of refinancing the loan on current market terms and applicable credit policy. Where this seems unlikely, we put the case on our Watchlist.
In CIB and Corporate Centre, we monitor the credit quality of our exposures daily. We use both internal and third-party data to detect any potential credit deterioration.

4. Arrears management
We identify problem debt by close monitoring, supported by our Watchlist process. When there is a problem, our relationship managers are the first to act, supported by the relevant credit risk expert. If a case becomes more urgent or needs specialist attention, and if it transfers to Stage 3, we transfer it to our Restructuring & Recoveries team.
We aim to act before a customer defaults (to prevent it, if possible). The strategy we use depends on the type of customer, their circumstances and the level of risk. We use restructuring and rehabilitation tools to try to help our customers find their own way out of financial difficulty and agree on a plan that works for both of us. We aim to identify warning signs early by monitoring customers’ financial and trading data, checking to make sure they are not breaching any covenants, and by having regular dialogue with them. We hold regular Watchlist meetings to agree a strategy for each portfolio.
Our Restructuring & Recoveries team are engaged as appropriate on Watchlist cases and we may hand over more serious cases to them.
5. Debt recovery
Consensual arrangements
Where we cannot find a solution like any of the ones we describe above, we look for an exit. If we can, we aim to do this by agreeing with the borrower that they will sell some or all of their assets on a voluntary basis or agreeing to give them time to refinance their debt with another lender.
Enforcement and recovery
Where we cannot find a way forward or reach a consensual arrangement, we consider recovery options. This can be through:

•	The insolvency process

•	Enforcing over any collateral

•	Selling the debt on the secondary market

•	Considering other legal action available to recover what we are owed from debtors and guarantors.
If there is a shortfall, we write it off against loss allowances we hold. In certain very rare instances, we may act as mortgagee in possession of assets held as collateral against non-performing
commercial lending. In such cases the assets are carried on our balance sheet and are classified according to our accounting policies.
Loan modifications
Forbearance
If a customer is having financial difficulty, we will work with them before they default to see if the difficulty can be addressed through forbearance. Their problems might be clear from the results of covenant testing, reviews of trading and other data they give us under the terms of their loan or as part of our ongoing conversations with them.
We may offer the following types of forbearance. We only do this if our assessments indicate the customer can meet the revised payments:

Action	Description
Term extension	We can extend the term of the loan. At a minimum, we expect the customer to be able to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up to date with their payments but showing signs of financial difficulties. We may also offer this option where the loan is about to mature and near-term refinancing is not possible on market terms.

Interest-only	We can agree to let a customer pay only the interest on the loan for a short time – usually less than a year. We only agree to this if we believe their financial problems are temporary and they are going to recover. After the interest-only period, we expect the customer to go back to making full payments of interest and capital once they are in a stronger financial position. We regularly look at the customer’s financial situation to see when they can afford to do that.

Other payment rescheduling (including capitalisation)	If a customer is having cash flow issues, we may agree to lower or stop their payments until they have had time to recover. We may:

•   Reschedule payments to better match the customer’s cash flow – for example if the business is seasonal

•   Provide a temporary increase in facilities to cover peak demand ahead of the customer’s trading improving.

We might do this by adding their arrears to their loan balance (we call this arrears capitalisation) or drawing from an overdraft. We may also offer other types of forbearance, including providing new facilities, interest rate concessions, seasonal profiling and interest roll-up.
In rare cases, we agree to forgive or reduce part of the debt.
Other forms of debt management
When customers are in financial difficulty, we can also manage debt in other ways, depending on the facts of the specific case:

Action	Description
Waiving or changing covenants	If a borrower breaks a covenant, we can either waive it or change it, taking their latest and future financial position into account. We may also add a condition on the use of any surplus cash (after operating costs) to pay down their debt to us.

Asking for more collateral or guarantees	If a borrower has unencumbered assets, we may accept new or extra collateral in return for revised financing terms. We may also take a guarantee from other companies in the same group and/or major shareholders. We only do this where we believe the guarantor will be able to meet their commitment.

Asking for more equity	Where a borrower can no longer pay the interest on their debt, we may accept fresh equity capital from new or existing investors to change the capital structure in return for better terms on the existing debt.
Risk measurement and control
We measure the credit risk on treasury products by adding their potential future exposure to market movements over their lives to their fair value. Then we add it to any other exposure and measure the total against our credit limits for each client.
We assess our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the:

•	Cash flow available to service debt

•	Value of collateral based on third-party professional valuations.
OTHER BUSINESS SEGMENTS – CREDIT RISK REVIEW
Movement in total exposures and the corresponding ECL
The following tables show changes in total on and
off-balance
sheet exposures and ECL in the year. The footnotes to the Santander UK group level table on page 90 also apply to these tables.

	Stage 1		Stage 2		Stage 3		Total
	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL	Exposures (1)	ECL
Corporate & Commercial Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	21,333	37	1,226	32	276	113	22,835	182

Transfers from Stage 1 to Stage 2 (3)	(747)	(3)	747	3	0	0	0	0
Transfers from Stage 2 to Stage 1 ((3)	120	5	(120)	(5)	0	0	0	0
Transfers to Stage 3 (3)	(33)	0	(92)	(3)	125	3	0	0
Transfers from Stage 3 (3)	0	0	6	0	(6)	0	0	0

Transfers of financial instruments	(660)	2	541	(5)	119	3	0	0

Net ECL remeasurement on stage transfer (4)	0	(4)	0	17	0	32	0	45
Change in economic scenarios (2)	0	7	0	9	0	0	0	16
New lending and assets purchased (5)	5,129	4	350	6	2	1	5,481	11
Other (6)	1,293	4	63	(11)	49	29	1,405	22
Redemptions and repayments (7)	(7,778)	(9)	(4)	(7)	(3)	(9)	(7,785)	(25)
Assets written off (7)	0	0	0	0	(81)	(41)	(81)	(41)

At 31 December 2019	19,317	41	2,176	41	362	128	21,855	210

Net movement in the year	(2,016)	4	950	9	86	15	(980)	28

ECL charge/(release) to the Income Statement		4		9		56		69

Less: ECL relating to derecognised income		0		0		(4)		(4)
Less: Recoveries net of collection costs		(8)		(8)		(12)		(28)

Income statement charge/(release) for the year		(4)		1		40		37

Corporate & Investment Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	17,458	5	134	3	26	10	17,618	18

Transfers from Stage 1 to Stage 2 (3)	(208)	0	208	0	0	0	0	0
Transfers from Stage 2 to Stage 1 ((3)	41	0	(41)	0	0	0	0	0
Transfers to Stage 3 (3)	0	0	0	0	0	0	0	0
Transfers from Stage 3 (3)	0	0	0	0	0	0	0	0

Transfers of financial instruments	(167)	0	167	0	0	0	0	0

Net ECL remeasurement on stage transfer (4)	0	0	0	37	0	0	0	37
Changes to model	0	0	0	0	0	0	0	0
New lending and assets purchased (5)	54	0	0	0	0	0	54	0
Other (6)	376	0	171	(1)	(6)	(1)	541	(2)
Redemptions and repayments (7)	(4,676)	0	(76)	(3)	(5)	0	(4,757)	(3)
Assets written off (7)	0	0	0	0	0	0	0	0

At 31 December 2019	13,045	5	396	36	15	9	13,456	50

Net movement in the year	(4,413)	0	262	33	(11)	(1)	(4,162)	32

ECL charge/(release) to the Income Statement		0		33		(1)		32

Less: ECL relating to derecognised income		0		0		0		0
Less: Recoveries net of collection costs		0		(8)		(2)		(10)

Income statement charge/(release) for the year		0		25		(3)		22

Corporate Centre	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	69,060	5	131	3	15	5	69,206	13

Transfers from Stage 1 to Stage 2 (3)	(15)	0	15	0	0	0	0	0
Transfers from Stage 2 to Stage 1 ((3)	7	0	(7)	0	0	0	0	0
Transfers to Stage 3 (3)	(3)	0	(4)	0	7	0	0	0
Transfers from Stage 3 (3)	0	0	0	0	0	0	0	0

Transfers of financial instruments	(11)	0	4	0	7	0	0	0

Net ECL remeasurement on stage transfer (4)	0	0	0	0	0	2	0	2
Change in economic scenarios (2)	0	1	0	0	0	0	0	1
Changes to model	0	0	0	0	0	0	0	0
New lending and assets purchased (5) (8)	0	0	0	0	0	0	0	0
Other (6)	(827)	(3)	(9)	0	0	1	(836)	(2)
Redemptions and repayments (7)	0	0	0	0	0	0	0	0
Assets written off (7)	0	0	0	0	(5)	(2)	(5)	(2)

At 31 December 2019	68,222	3	126	3	17	6	68,365	12

Net movement in the year	(838)	(2)	(5)	0	2	1	(841)	(1)

ECL charge/(release) to the Income Statement		(2)		0		3		1

Less: ECL relating to derecognised income		0		0		(1)		(1)
Less: Recoveries net of collection costs		0		0		0		0

Income statement charge/(release) for the year		(2)		0		2		0

	Stage 1		Stage 2		Stage 3		Total
Corporate & Commercial Banking	Exposures (1) £m	ECL £m	Exposures (1) £m	ECL £m	Exposures (1) £m	ECL £m	Exposures (1) £m	ECL £m
At 1 January 2018	22,417	43	866	33	388	173	23,671	249

Transfers from Stage 1 to Stage 2 (3)	(670)	(3)	670	3	—	—	—	—
Transfers from Stage 2 to Stage 1 ((3)	200	8	(200)	(8)	—	—	—	—
Transfers to Stage 3 (3)	(41)	—	(31)	(1)	72	1	—	—
Transfers from Stage 3 (3)	2	1	2	1	(4)	(2)	—	—

Transfers of financial instruments	(509)	6	441	(5)	68	(1)	—	—

Net ECL remeasurement on stage transfer (4)	—	(7)	—	10	—	18	—	21
Change in economic scenarios (2)	—	5	—	(3)	—	—	—	2
New lending and assets purchased (5)	9,115	12	281	5	3	1	9,399	18
Other (6)	1,642	(5)	(37)	(4)	23	33	1,628	24
Redemptions and repayments (7)	(11,332)	(17)	(325)	(4)	(101)	(14)	(11,758)	(35)
Assets written off (7)	—	—	—	—	(105)	(97)	(105)	(97)

At 31 December 2018	21,333	37	1,226	32	276	113	22,835	182

Net movement in the year	(1,084)	(6)	360	(1)	(112)	(60)	(836)	(67)

ECL charge/(release) to the Income Statement		(6)		(1)		37		30
Less: Recoveries net of collection costs		—		—		(7)		(7)

Income statement charge/(release) for the year		(6)		(1)		30		23

Corporate & Investment Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	20,503	16	109	—	372	242	20,984	258

Transfers from Stage 1 to Stage 2 (3)	(2)	—	2	—	—	—	—	—

Changes to model	—	—	—	—	—	(10)	—	(10)
New lending and assets purchased (5)	14,799	4	133	3	—	—	14,932	7
Other (6)	(1,876)	(1)	83	1	103	76	(1,690)	76
Redemptions and repayments (7)	(15,966)	(14)	(193)	(1)	(150)	(46)	(16,309)	(61)
Assets written off (7)	—	—	—	—	(299)	(252)	(299)	(252)

At 31 December 2018	17,458	5	134	3	26	10	17,618	18

Net movement in the year	(3,045)	(11)	25	3	(346)	(232)	(3,366)	(240)

ECL charge/(release) to the Income Statement		(11)		3		20		12
Less: Recoveries net of collection costs		—		—		2		2

Income statement charge/(release) for the year		(11)		3		22		14

Corporate Centre	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2018	63,236	7	250	4	20	8	63,506	19

Transfers from Stage 1 to Stage 2 (3)	(111)	(1)	111	1	—	—	—	—
Transfers from Stage 2 to Stage 1 ((3)	133	3	(133)	(3)	—	—	—	—
Transfers to Stage 3 (3)	—	—	(4)	—	4	—	—	—
Transfers from Stage 3 (3)	—	—	3	1	(3)	(1)	—	—

Transfers of financial instruments	22	2	(23)	(1)	1	(1)	—	—

Net ECL remeasurement on stage transfer (4)	—	(2)	—	—	—	1	—	(1)
Change in economic scenarios (2)	—	—	—	—	—	—	—	—
Changes to model	—	—	—	—	—	—	—	—
New lending and assets purchased (5) (8)	—	—	—	—	—	—	—	—
Other (6)	5,802	(2)	(96)	—	(3)	—	5,703	(2)
Redemptions and repayments (7)	—	—	—	—	—	—	—	—
Assets written off (7)	—	—	—	—	(3)	(3)	(3)	(3)

At 31 December 2018	69,060	5	131	3	15	5	69,206	13

Net movement in the year	5,824	(2)	(119)	(1)	(5)	(3)	5,700	(6)

ECL charge/(release) to the Income Statement		(2)		(1)		—		(3)
Less: Recoveries net of collection costs		—		—		(3)		(3)

Income statement charge/(release) for the year		(2)		(1)		(3)		(6)

Committed exposures
Credit risk arises on both asset balances and off–balance sheet transactions such as guarantees. As a result, committed exposures are typically higher than asset balances. However, committed exposures can be smaller than the asset balances on the balance sheet due to netting. We show Sovereigns and Supranationals net of short positions and Large Corporate reverse repurchase agreement exposures are shown net of repurchase agreement liabilities and include OTC derivatives. The derivative and other treasury product exposures (which are classified as ‘Financial Institutions’) shown are also typically lower than the asset balances. This is because we show our overall risk exposure which takes into account our procedures to mitigate credit risk. The balances on our balance sheet only reflect the more restrictive netting permitted by IAS 32.
Rating distribution
These tables show our credit risk exposure according to our internal rating scale (see ‘Credit quality’ in the ‘Santander UK group level – credit risk review’ section) for each portfolio. On this scale, the higher the rating, the better the quality of the counterparty.

	Santander UK risk grade
	9	8	7	6	5	4	3 to 1	Other (1)	Total
2019	£m	£m	£m	£m	£m	£m	£m	£m	£m
Corporate & Commercial Banking
SME and mid corporate	0	25	790	1,914	4,414	3,348	946	32	11,469
Commercial Real Estate	0	0	0	426	3,708	1,363	94	0	5,591
Social Housing	1,231	3,650	26	0	0	2	4	0	4,913

	1,231	3,675	816	2,340	8,122	4,713	1,044	32	21,973

Corporate & Investment Banking
Large Corporate	281	2,356	4,419	4,558	842	75	115	0	12,646
Financial Institutions	383	822	703	11	0	0	0	0	1,919

	664	3,178	5,122	4,569	842	75	115	0	14,565

Corporate Centre
Sovereign and Supranational	32,145	2,255	0	0	0	0	0	0	34,400
Structured Products	1,166	981	396	29	0	0	0	0	2,572
Social Housing	934	3,036	90	0	0	0	0	0	4,060
Financial Institutions	542	246	43	25	1	0	0	0	857
Legacy Portfolios in run–off (2)	0	0	0	130	27	98	140	303	698

	34,787	6,518	529	184	28	98	140	303	42,587

Total	36,682	13,371	6,467	7,093	8,992	4,886	1,299	335	79,125

Of which:
Stage 1	36,682	13,371	6,441	6,901	8,263	3,586	465	320	76,029
Stage 2	0	0	26	192	729	1,300	439	15	2,701
Stage 3	0	0	0	0	0	0	395	0	395

2018
Corporate & Commercial Banking
SME and mid corporate	—	—	66	1,745	5,749	3,426	886	36	11,908
Commercial Real Estate	—	—	—	302	4,564	1,846	31	—	6,743
Social Housing	680	3,899	138	—	—	2	24	—	4,743

	680	3,899	204	2,047	10,313	5,274	941	36	23,394

Corporate & Investment Banking
Large Corporate	12	3,187	5,535	6,361	888	3	78	—	16,064
Financial Institutions	480	1,010	1,432	55	—	—	—	—	2,977

	492	4,197	6,967	6,416	888	3	78	—	19,041

Corporate Centre
Sovereign and Supranational	30,467	3,898	—	1	—	—	—	—	34,366
Structured Products	2,431	2,062	318	24	—	—	—	—	4,835
Social Housing	1,377	2,839	76	43	—	—	—	—	4,335
Financial Institutions	356	345	47	21	—	—	—	—	769
Legacy Portfolios in run–off (2)	—	—	—	203	35	137	126	357	858
Derivatives	—	147	—	—	—	—	—	—	147

	34,631	9,291	441	292	35	137	126	357	45,310

Total	35,803	17,387	7,612	8,755	11,236	5,414	1,145	393	87,745

Of which:
Stage 1	35,803	17,387	7,612	8,682	10,788	4,772	521	377	85,942
Stage 2	—	—	—	73	448	635	318	16	1,490
Stage 3	—	—	—	—	—	7	306	—	313

(1)	Smaller exposures mainly in the commercial mortgage portfolio. We use scorecards for them, instead of a rating model.
(2)	Commercial mortgages and residual structured and asset finance loans (shipping, aviation, and structured finance).

Geographical distribution
We typically classify geographical location according to the counterparty’s country of domicile unless a full risk transfer guarantee is in place, in which case we use the guarantor’s country of domicile instead.

	2019					2018
	UK £m	Europe £m	US £m	Rest of World £m	Total £m	UK £m	Europe £m	US £m	Rest of World £m	Total £m
Corporate & Commercial Banking
SME and mid corporate	11,384	84	0	1	11,469	11,833	74	—	1	11,908
Commercial Real Estate	5,591	0	0	0	5,591	6,743	—	—	—	6,743
Social Housing	4,913	0	0	0	4,913	4,743	—	—	—	4,743

	21,888	84	0	1	21,973	23,319	74	—	1	23,394

Corporate & Investment Banking
Large Corporate	10,665	1,922	2	57	12,646	13,080	2,752	124	108	16,064
Financial Institutions	604	841	169	305	1,919	870	1,520	163	424	2,977

	11,269	2,763	171	362	14,565	13,950	4,272	287	532	19,041

Corporate Centre
Sovereign and Supranational	27,987	1,549	856	4,008	34,400	26,154	1,802	960	5,450	34,366
Structured Products	1,710	811	0	51	2,572	2,574	1,139	—	1,122	4,835
Social Housing	4,060	0	0	0	4,060	4,335	—	—	—	4,335
Financial Institutions	329	335	157	36	857	346	358	11	54	769
Legacy Portfolios in run-off	587	0	0	111	698	744	—	—	114	858
Derivatives	0	0	0	0	0	—	—	147	—	147

	34,673	2,695	1,013	4,206	42,587	34,153	3,299	1,118	6,740	45,310

2019 compared to 2018 (unaudited)
In Corporate & Commercial Banking, we saw a 6% reduction in committed exposure, mainly driven by active management of our Commercial Real Estate (CRE) portfolio. Our CRE portfolio decreased by 17% as we continue to manage our exposure in line with proactive risk management policies.
In CIB, committed exposures decreased by 24% mainly due to reductions in our Large Corporate portfolio, driven by facilities that were re-booked
in Banco Santander London Branch. Credit quality was stable.
In Corporate Centre, committed exposures decreased by 4% mainly driven by our Structured Products portfolio due to sale of assets following an ALCO strategy change in H219. Sovereign and Supranational exposures decreased by 2% as part of normal liquid asset portfolio management. The portfolio profile remained short-term, reflecting the purpose of the holdings. Legacy Portfolios in run–off reduced by 19%. Social Housing exposures also reduced.

Credit risk mitigation

2019	Gross Exposure Stage 3 £m	Collateral Stage 3 £m	Net Exposure Stage 3 £m
Corporate & Commercial Banking
SME and mid corporate	279	51	228
Commercial Real Estate	83	56	27

	362	107	255

Corporate & Investment Banking
Large Corporate	15	0	15

	15	0	15

Corporate Centre
Legacy Portfolios in run–off	17	11	6

	17	11	6

2018
Corporate & Commercial Banking
SME and mid corporate	253	55	198
Commercial Real Estate	23	14	9

	276	69	207

Corporate & Investment Banking
Large Corporate	26	—	26

	26	—	26

Corporate Centre
Legacy Portfolios in run–off	16	9	6

	16	9	6

In CIB, the top 20 clients with derivative exposure made up 90% (2018: 85%) of our total derivative exposure. The weighted–average credit rating of these top 20 clients was 6.1 (2018: 7.1).
Credit performance
We monitor exposures that show potentially higher risk characteristics using our Watchlist process (described in ‘Monitoring’ in the ‘Credit risk management’ section). The table below shows the exposures we monitor, and those we classify as Stage 3 by portfolio at 31 December 2019 and 2018.

	Committed exposure
		Watchlist
2019	Fully performing £m	Enhanced monitoring £m	Proactive management £m	Stage 3 £m	Total (1) £m	Loss allowances £m
Corporate & Commercial Banking
SME and mid corporate	9,864	1,056	270	279	11,469	164
Commercial Real Estate	5,338	89	81	83	5,591	46
Social Housing	4,823	90	0	0	4,913	0

	20,025	1,235	351	362	21,973	210

Corporate & Investment Banking
Large Corporate	11,833	252	546	15	12,646	50
Financial Institutions	1,909	0	10	0	1,919	0

	13,742	252	556	15	14,565	50

Corporate Centre
Sovereign and Supranational	34,400	0	0	0	34,400	0
Structured Products	2,572	0	0	0	2,572	0
Social Housing	4,047	13	0	0	4,060	0
Financial Institutions	854	0	3	0	857	0
Legacy Portfolios in run–off	656	17	8	17	698	12
Derivatives	0	0	0	0	0	0

	42,529	30	11	17	42,587	12

Total loss allowances						272

2018
Corporate & Commercial Banking
SME and mid corporate	10,350	972	333	253	11,908	160
Commercial Real Estate	6,426	247	47	23	6,743	22
Social Housing	4,626	117	—	—	4,743	—

	21,402	1,336	380	276	23,394	182

Corporate & Investment Banking
Large Corporate	15,304	548	186	26	16,064	18
Financial Institutions	2,977	—	—	—	2,977	—

	18,281	548	186	26	19,041	18

Corporate Centre
Sovereign and Supranational	34,366	—	—	—	34,366	—
Structured Products	4,835	—	—	—	4,835	—
Social Housing	4,313	22	—	—	4,335	—
Financial Institutions	769	—	—	—	769	—
Legacy Portfolios in run–off	809	26	7	16	858	13
Derivatives	147	—	—	—	147	—

	45,239	48	7	16	45,310	13

Total loss allowances						213

(1)	Includes committed facilities and derivatives. We define ‘Enhanced Monitoring’ and ‘Proactive Management’ in the ‘Monitoring’ section.
2019 compared to 2018 (unaudited)
In Corporate & Commercial Banking, Stage 3 exposures increased in the ‘SME and mid Corporate’ portfolio and our ‘CRE’ portfolio, largely due to underlying structural changes impacting some sectors. Exposures subject to enhanced monitoring were broadly unchanged, with increases in the SME and mid Corporate portfolio offset by reductions in the CRE and Social Housing portfolios.
In CIB, Large Corporate exposures subject to enhanced monitoring reduced. Exposures subject to proactive management increased, due to the downgrade of a number of cases that were experiencing performance issues. Stage 3 exposure decreased following a reduction in exposure of a single deal. Financial Institutions exposures subject to enhanced monitoring were unchanged. Exposures subject to proactive management increased due to the downgrade of a single case.
In Corporate Centre, exposures subject to enhanced monitoring and proactive management reduced slightly as the related portfolios continued to be managed for value.

Loan modifications
The following table sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL.

	2019			2018
	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m
Financial assets modified in the year:
– Amortised cost before modification	135	0	10	104	—	2
– Net modification loss	8	0	1	10	—	—

Financial assets modified since initial recognition:
– Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	34	0	2	8	7	4

Forbearance
We only make forbearance arrangements for lending to customers. The balances at 31 December 2019 and 2018, analysed by their staging at the year–end and the forbearance we applied, were:

	2019			2018
	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m	Corporate & Commercial Banking £m	Corporate & Investment Banking £m	Corporate Centre £m
Stock: (1)
– Term extension	60	42	0	67	42	—
– Interest–only	110	0	13	112	—	8
– Other payment rescheduling	192	15	9	163	26	10

	362	57	22	342	68	18

Of which:
– Stage 1	57	42	1	43	—	3
– Stage 2	75	0	11	78	42	8
– Stage 3	230	15	10	221	26	7

	362	57	22	342	68	18

Proportion of portfolio	1.6%	0.4%	3.2%	1.5%	0.4%	2.1%

(1)	We base forbearance type on the first forbearance we applied. Tables only show accounts open at the year-end. Amounts are drawn balances and include off balance sheet balances.
2019 compared to 2018 (unaudited)
In Corporate & Commercial Banking, the cumulative forbearance stock increased slightly. Forbearance stock reduced in CIB, following a reduction in exposure for the one forborne customer in Stage 3. At 31 December 2019, there were only two forborne cases (2018: two cases) in CIB.

PORTFOLIOS OF PARTICULAR INTEREST (UNAUDITED)
Introduction
Some types of lending have higher risk and others stand out for other reasons. We give more detail below on two areas of particular interest.

Portfolio	Description
Commercial Real Estate
The CRE market experienced a challenging environment in the immediate years after the last financial crisis and has previously seen regular cyclical downturns. For those reasons, this is a portfolio of particular interest. We manage and report our Commercial Real Estate portfolio in Corporate & Commercial Banking and Retail Banking.

Social Housing
The Social Housing sector in the UK is critical in ensuring the supply of affordable housing across the country. Housing associations play a prominent role in addressing the UK’s shortage of housing across all tenures. The sector benefits from a zero–loss default history aided by its regulated nature. This is a portfolio of particular interest as we hold a significant position in the market.

We see continued investment in this sector as a direct way to support the UK and, indirectly, the wider community initiatives undertaken by our customers. We manage and report our Social Housing portfolio in Corporate & Commercial Banking, except for older loans that do not fit our current business strategy, which we manage and report in Corporate Centre. We provide detailed disclosures of our Social Housing portfolios in in the sections above. We provide a summary of our total Social Housing portfolio below, to give a Santander UK–wide view.

Commercial Real Estate
Credit performance
The table below shows the main CRE credit performance metrics at 31 December 2019 and 2018.

	Customer loans (1) £m	Stage 3 (2) £m	Stage 3 Ratio (3) %	Gross write–offs £m	Total loss allowance £m
2019	5,350	89	1.55	8	49
2018	6,459	29	0.41	23	26

(1)
CRE drawn loans in the business banking portfolio of our Retail Banking segment of £241m (2018: £257m) and in the CRE portfolio of our Corporate & Commercial Banking segment of £5,109m (2018: £6,202m).

(2)	We define Stage 3 in the ‘Credit risk management’ section.
(3)
Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The way we calculate the Stage 3 ratio was changed from 1 January 2019, and 2018 restated for consistency. See ‘Key metrics’ in the ‘Credit risk – Santander UK group level’ section.

LTV analysis
The table below shows the LTV distribution for our CRE total stock and Stage 3 stock (based on the drawn balance and our latest estimate of the property’s current value) of the portfolio at 31 December 2019 and 2018.

	2019				2018
	Stock		Stage 3		Stock		Stage 3
LTV	Total £m	ECL £m	Total £m	ECL £m	Total £m	ECL £m	Total £m	ECL £m
Up to 50%	3,133	17	15	8	3,663	5	3	—
>50–70%	1,557	24	63	17	2,039	4	4	—
>70–100%	29	1	1	0	47	2	1	1
>100%	9	1	3	1	18	7	16	7
Standardised portfolio (1)	617	6	7	3	631	7	5	2

Total with collateral	5,345	49	89	29	6,398	25	29	10

Development loans	5	0	0	0	61	1	—	—

	5,350	49	89	29	6,459	26	29	10

(1)	Smaller value transactions, mainly commercial mortgages.

Sector analysis

	2019		2018
Sector	£m	%	£m	%
Office	1,262	24	1,556	24
Retail	850	16	1,004	16
Industrial	699	13	888	14
Residential	757	14	927	14
Mixed use	759	14	932	14
Student accommodation	85	2	123	2
Hotels and leisure	268	5	309	5
Other	53	1	89	1
Standardised portfolio (1)	617	11	631	10

	5,350	100	6,459	100

(1)	Smaller value transactions, mainly commercial mortgages.
The CRE portfolio is well diversified across sectors, with no significant regional or single name concentration, representing 24% (2018: 27%) of our total lending to corporates and 3% (2018: 3%) of total customer loans. At 31 December 2019, the LTV profile of the portfolio remained conservative with £4,690m (2018: £5,702m) of the non–standardised portfolio at or below 70% LTV.
Refinancing risk
At 31 December 2019, CRE loans of £1,157m (2018: £1,144m) were due to mature within 12 months. Of these, £2m or 0.2% (2018: £30m or 3%) had an LTV ratio higher than is acceptable under our current credit policy, all of which was reported as Stage 3 (2018: £5m).
2019 compared to 2018
In our CRE portfolio, customer loans decreased by £1.1bn, as we focus on risk-weighted returns to manage our exposure in line with proactive risk management policies. In 2019, we maintained a prudent lending approach, with all new business (2018: 70%) written at or below 60% LTV. The weighted average LTV on the CRE portfolio was 45% (2018: 47%).
Exposures subject to enhanced monitoring decreased to £100m (2018: £247m). Exposures subject to proactive management increased by 70% to £80m (2018: £47m) largely driven by our exposure to the retail sector. Stage 3 exposures increased to £89m (2018: £23m) as a result of deterioration in the retail sub-sector.
Social Housing
We manage and report our Social Housing portfolio in Corporate & Commercial Banking, except for older Social Housing loans that do not fit our current business strategy, which we manage and report in Corporate Centre. We provide detailed disclosures of our Social Housing portfolios in the sections above. At 31 December 2019 and 2018, our total Social Housing exposure was:

	2019			2018
	On-balance sheet £m	Total exposure £m	Total loss allowances £m	On-balance sheet £m	Total exposure £m	Total loss allowances £m
Corporate & Commercial Banking	2,794	4,913	0	2,844	4,743	—
Corporate Centre	3,585	4,060	0	3,780	4,335	—

	6,379	8,973	0	6,624	9,078	—